UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07083

Name of Fund: BlackRock MuniYield Arizona Fund, Inc. (MZA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Arizona Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2014

Date of reporting period: 07/31/2014

Item 1 – Report to Stockholders

JULY 31, 2014

ANNUAL REPORT

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

BlackRock MuniYield Arizona Fund, Inc. (MZA)

BlackRock MuniYield California Fund, Inc. (MYC)

BlackRock MuniYield Investment Fund (MYF)

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2014

Shareholder Letter

Dear Shareholder,

The latter part of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was disrupted temporarily, however, when the U.S. debt ceiling debate led to a partial government shutdown, roiling financial markets globally until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes continued to move higher in 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of financial stress while facing the broader headwind of diminishing global liquidity. These risks, combined with disappointing U.S. economic data, caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic news. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings and increased merger-and-acquisition activity. Importantly, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon.

In the low-rate environment, investors looked to equities as a source of yield, pushing major indices to record highs. As stock prices moved higher, investors soon became wary of stretched valuations and a new theme emerged in the markets. Stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names, broadly declined as investors fled to stocks with cheaper valuations. This rotation resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks where earnings growth had not kept pace with recent market gains. In contrast, emerging market stocks benefited from the trend. As a number of developing countries took steps to stabilize their finances, investors looked past political risks — hardly batting an eye at a military coup in Thailand — and poured back into these attractively priced investments.

Asset prices tend to be more vulnerable to bad news when investors believe valuations are stretched. Consequently, markets came under pressure in July as geopolitical tensions intensified with the tragic downing of a Malaysian civilian airliner over Ukraine, the continued fragmentation of Iraq and a ground war between Israel and Hamas in Gaza. As the period came to a close, financial troubles in Argentina and Portugal as well as new U.S. and European sanctions on Russia were additional headwinds for the markets.

Despite a host of challenges, most asset classes generated solid returns for the six- and 12-month periods ended July 31, 2014, with equities generally outperforming fixed income. Emerging market equities delivered impressive gains. Developed markets also performed well, although small cap stocks lagged due to relatively higher valuations. Most fixed income assets produced positive returns even as the Fed reduced its open-market purchases. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2014

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.44%	16.94%
U.S. small cap equities (Russell 2000® Index)	(0.30)	8.56
International equities (MSCI Europe, Australasia, Far East Index)	7.03	15.07
Emerging market equities (MSCI Emerging Markets Index)	15.70	15.32
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.71	3.50
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.16	3.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.11	7.38
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.33	8.18

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended July 31, 2014

Municipal Market Conditions

The latter part of 2013 was a generally negative period for municipal bond performance. Heightened uncertainty as to when the U.S. Federal Reserve would begin to reduce its bond-buying stimulus program (and by how much) caused interest rates to be volatile and generally move higher. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows through year end when the Fed finally announced its plan to begin the gradual reduction of stimulus in January of 2014. Relieved of anxiety around policy changes, investors again sought the relative safety of municipal bonds in the New Year. Surprisingly, interest rates trended lower in the first half of 2014 even as the Fed pulled back on its open-market bond purchases. Softer U.S. economic data amid one of the harshest winters on record, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in stronger demand for fixed income investments, with municipal bonds being one of the stronger performing sectors. Still, for the 12-month period ended July 31, 2014, municipal bond funds saw net outflows of approximately $35 billion (based on data from the Investment Company Institute).

High levels of interest rate volatility in the latter half of 2013, particularly on the long-end of the curve, resulted in a curtailment of tax-exempt issuance during the period. However, from a historical perspective, total new issuance for the 12 months ended July 31 remained relatively strong at $303 billion (but meaningfully lower than the $364 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index Total Returns as of July 31, 2014
6 months:	4.11%
12 months:	7.38%

A Closer Look at Yields

From July 31, 2013 to July 31, 2014, muni yields on AAA-rated 30-year municipal bonds decreased by 90 basis points (“bps”) from 4.20% to 3.30%, while 10-year rates decreased 41 bps from 2.67% to 2.26% on and 5-year rates fell 5 bps from 1.27% to 1.22% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 78 bps and the spread between 2- and 10-year maturities flattened by 29 bps.

During the same time period, U.S. Treasury rates fell by 32 bps on 30-year and 2 bps on 10-year bonds, while moving up 37 bps in 5-years. Accordingly, tax-exempt municipal bonds outperformed Treasuries across the yield curve as investors sought to reduce interest rate risk later in the period. On the short and intermediate parts of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets into short- and intermediate-duration investments, which are less sensitive to interest rate movements. Additionally, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 16 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2014

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Fund is permitted to issue debt up to 33 1⁄3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under the TOB (including accrued interest), a TOB will not be considered a senior security and will not be subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	5

Fund Summary as of July 31, 2014	BlackRock Muni New York Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni New York Intermediate Duration Fund, Inc.’s (MNE) (the “Fund”) investment objective is to provide shareholders with high current income exempt from federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests at least 75% of its assets in municipal obligations that are investment grade quality at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with a duration of three to ten years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2014, the Fund returned 10.27% based on market price and 11.40% based on Net Asset Value (“NAV”). For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of 9.82% based on market price and 10.46% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) Municipal bonds with longer durations (and greater sensitivity to interest rate movements) tended to provide the strongest returns. In this environment, the Fund’s exposure to lower coupon and longer duration bonds contributed positively to results. The Fund’s exposure to the long end of the yield curve (within the Fund’s intermediate-duration mandate) was a significant contributor to total return, as longer-dated yields declined more than shorter-maturity yields. This positioning allowed the Fund to maximize its income and also benefit from the flattening of the yield curve.
•	The Fund’s holdings in the health care, corporate and transportation sectors — the better performing areas of the market — were particularly beneficial. The Fund’s significant exposure to high-quality (A-rated) issues had a positive impact on results as the market’s strong performance during the period was concentrated in this credit quality tier. Additionally, the Fund benefited from income generated from coupon payments on its portfolio of municipal bond holdings. The use of leverage contributed to performance as well.
•	The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from performance, as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MNE
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of July 31, 2014 ($13.64)[1]	5.06%
Tax Equivalent Yield[2]	10.24%
Current Monthly Distribution per Common Share[3]	$0.0575
Current Annualized Distribution per Common Share[3]	$0.6900
Economic Leverage as of July 31, 2014[4]	35%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.
6	ANNUAL REPORT	JULY 31, 2014

BlackRock Muni New York Intermediate Duration Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$13.64	$13.06	4.44%	$14.12	$12.49
Net Asset Value	$15.34	$14.54	5.50%	$15.39	$13.95

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
County/City/Special District/School District	21%	17%
Transportation	20	20
Education	15	12
Health	13	13
Utilities	11	12
State	8	13
Corporate	8	7
Housing	4	6

For Fund compliance purposes, the Fund’s sector classifications refer to any or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	3%
2015	1
2016	8
2017	5
2018	9
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	7%	6%
AA/Aa	54	47
A	22	32
BBB/Baa	6	8
BB/Ba	5	3
N/R2	6	4
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2014 and July 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $2,266,516, representing 2%, and $530,726, representing 1%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	JULY 31, 2014	7

Fund Summary as of July 31, 2014	BlackRock MuniYield Arizona Fund, Inc.

Fund Overview

BlackRock MuniYield Arizona Fund, Inc.’s (MZA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Arizona income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Arizona income taxes. Under normal market conditions, the Fund expects to invest at least 75% of its assets in municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2014, the Fund returned 19.50% based on market price and 13.63% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 12.67% based on market price and 12.42% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium to NAV during the period, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	Positive contributors to performance included the Fund’s exposure to the long-end of the municipal yield curve, as the curve flattened over the period. (Long-rates fell much more than short and intermediate rates.) The Fund’s duration exposure and corresponding interest rate sensitivity also added to returns as municipal rates declined. (Bond prices rise as rates fall.) The income generated from the Fund’s holdings of Arizona state tax-exempt municipal bonds positively contributed to performance as well.
•	The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from performance as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE MKT	MZA
Initial Offering Date	October 29, 1993
Yield on Closing Market Price as of July 31, 2014 ($15.00)[1]	5.56%
Tax Equivalent Yield[2]	10.29%
Current Monthly Distribution per Common Share[3]	$0.0695
Current Annualized Distribution per Common Share[3]	$0.8340
Economic Leverage as of July 31, 2014[4]	38%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.97%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.
8	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield Arizona Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$15.00	$13.33	12.53%	$16.52	$12.66
Net Asset Value	$14.52	$13.57	7.00%	$14.61	$12.92

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
County/City/Special District/School District	25%	29%
Utilities	21	20
State	14	17
Health	13	11
Education	13	12
Corporate	11	8
Transportation	3	2
Housing	—	1

For Fund compliance purposes, the Fund’s sector classifications refer to any or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	5%
2015	8
2016	4
2017	2
2018	29
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	13%	13%
AA/Aa	47	41
A	29	34
BBB/Baa	7	8
BB/Ba	1	—
B	—	1
N/R2	3	3
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2014 and July 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $1,066,200, representing 1%, and $1,120,100, representing 1%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	JULY 31, 2014	9

Fund Summary as of July 31, 2014	BlackRock MuniYield California Fund, Inc.

Fund Overview

BlackRock MuniYield California Fund, Inc.’s (MYC) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2014, the Fund returned 13.86% based on market price and 16.87% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 15.36% based on market price and 15.42% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) Municipal bonds with longer durations (and greater sensitivity to interest rate movements) tended to provide the strongest returns. In this environment, the Fund’s exposure to the long end of the yield curve had a positive impact on performance. Security selection also helped performance, particularly with respect to the Fund’s holdings of high quality school district issues, which performed well amid the improvement in the State of California’s finances. In addition, the Fund’s holdings in the health care, education, transportation and utilities sectors contributed to returns. The use of leverage, which was achieved through the use of tender option bonds, contributed to performance as well.
•	In addition, the Fund’s cash reserves were generally maintained at a minimal level. However, to the extent reserves were held, the cash holdings added little in the form of additional yield and provided no price appreciation in a generally positive period for the municipal market.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYC
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2014 ($14.87)[1]	6.38%
Tax Equivalent Yield[2]	13.00%
Current Monthly Distribution per Common Share[3]	$0.079
Current Annualized Distribution per Common Share[3]	$0.948
Economic Leverage as of July 31, 2014[4]	35%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.
10	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield California Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$14.87	$13.94	6.67%	$15.54	$13.16
Net Asset Value	$16.38	$14.96	9.49%	$16.47	$14.31

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
County/City/Special District/School District	38%	41%
Utilities	20	22
Education	13	10
Health	12	11
State	9	8
Transportation	6	6
Corporate	1	1
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to any or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,

2014	1%
2015	2
2016	12
2017	9
2018	17
[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	7%	10%
AA/Aa	72	67
A	19	22
BBB/Baa	2	1
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

ANNUAL REPORT	JULY 31, 2014	11

Fund Summary as of July 31, 2014	BlackRock MuniYield Investment Fund

Fund Overview

BlackRock MuniYield Investment Fund’s (MYF) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund primarily invests in municipal bonds that are investment grade quality at the time of investment. The Fund may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2014, the Fund returned 14.98% based on market price and 16.75% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 14.52% based on market price and 14.95% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) The municipal yield curve flattened, meaning that longer-dated yields declined more than shorter-maturity yields. In this environment, the Fund’s duration exposure (sensitivity to interest rate movements) had a positive impact on performance. The Fund’s longer-dated holdings in the health care, education and transportation sectors experienced strong market appreciation, aiding performance. The Fund also benefited from its holdings in the State of California, as the continued improvement in the State’s economy was a catalyst for market appreciation during the period.
•	The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from performance, as credit spreads on these bonds widened materially due to investors’ lack of confidence and the weak local economy. The Fund sold its exposure to these securities early in the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYF
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2014 ($14.56)[1]	6.51%
Tax Equivalent Yield[2]	11.50%
Current Monthly Distribution per Common Share[3]	$0.079
Current Annualized Distribution per Common Share[3]	$0.948
Economic Leverage as of July 31, 2014[4]	39%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.
12	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield Investment Fund

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$14.56	$13.55	7.45%	$15.08	$12.51
Net Asset Value	$15.56	$14.26	9.12%	$15.63	$13.61

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
Transportation	26%	21%
County/City/Special District/School District	21	21
Utilities	17	20
Health	15	14
Education	7	9
State	6	7
Corporate	4	4
Housing	3	3
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to any or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,

2014	2%
2015	—
2016	1
2017	2
2018	14
[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	7%	9%
AA/Aa	60	60
A	25	25
BBB/Baa	5	5
BB/Ba	1	—
N/R	2	1
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

ANNUAL REPORT	JULY 31, 2014	13

Fund Summary as of July 31, 2014	BlackRock MuniYield New Jersey Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Fund, Inc.’s (MYJ) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•	For the 12-month period ended July 31, 2014, the Fund returned 13.99% based on market price and 15.27% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 12.38% based on market price and 13.86% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.
•	Tax-exempt rates declined during the period, supporting generally positive performance for municipal bonds. (Bond prices rise when rates fall.) The municipal yield curve flattened, meaning that longer-dated yields declined more than shorter-maturity yields. In this environment, the Fund’s duration exposure (sensitivity to interest rate movements) had a positive impact on performance. The Fund’s longer-dated holdings in the health care, education and transportation sectors experienced strong market appreciation, aiding performance.
•	The Fund’s modest exposure to Puerto Rico government-related credits in the earlier part of the period detracted from performance, as credit spreads on these bonds widened materially due to investors’ lack of confidence and the weak local economy. The Fund sold its exposure to these securities early in the period.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYJ
Initial Offering Date	May 1, 1992
Yield on Closing Market Price as of July 31, 2014 ($14.67)[1]	6.13%
Tax Equivalent Yield[2]	11.90%
Current Monthly Distribution per Common Share[3]	$0.075
Current Annualized Distribution per Common Share[3]	$0.900
Economic Leverage as of July 31, 2014[4]	38%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.
14	ANNUAL REPORT	JULY 31, 2014

BlackRock MuniYield New Jersey Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	7/31/14	7/31/13	Change	High	Low
Market Price	$14.67	$13.74	6.77%	$15.30	$12.67
Net Asset Value	$16.11	$14.92	7.98%	$16.19	$14.25

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	7/31/14	7/31/13
Transportation	33%	26%
State	20	27
Education	17	14
County/City/Special District/School District	12	14
Health	8	9
Corporate	7	4
Housing	2	5
Utilities	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to any or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	3%
2015	4
2016	1
2017	7
2018	11
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

Credit Quality Allocation[1]	7/31/14	7/31/13
AAA/Aaa	5%	4%
AA/Aa	38	36
A	44	52
BBB/Baa	10	7
B	1	—
N/R2	2	1
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of July 31, 2014 and July 31, 2013, the market value of unrated securities deemed by the investment advisor to be investment grade was $7,267,541, representing 2%, and $3,519,770, representing 1%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	JULY 31, 2014	15

Schedule of Investments July 31, 2014	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York — 133.7%
Corporate — 11.9%
City of New York New York Industrial Development Agency, ARB, British Airways PLC Project, AMT, 7.63%, 12/01/32	$1,000	$1,005,200
City of New York New York Industrial Development Agency, Refunding RB, Terminal One Group Association Project, AMT (a):
5.50%, 1/01/18	1,000	1,067,390
5.50%, 1/01/21	250	265,820
5.50%, 1/01/24	1,000	1,060,500
County of Essex New York Industrial Development Agency, Refunding RB, International Paper Co. Project, Series A, AMT, 5.20%, 12/01/23	1,000	1,034,750
New York State Energy Research & Development Authority, Refunding RB (NPFGC):
Brooklyn Union Gas/Keyspan, Series A, AMT, 4.70%, 2/01/24	500	525,205
Rochester Gas & Electric Corp., Series C, 5.00%, 8/01/32 (a)	1,000	1,074,970
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24	500	503,690
Utility Debt Securitization Authority, Refunding RB, New York Restructuring, Series E, 5.00%, 12/15/32	1,000	1,156,120
		7,693,645
County/City/Special District/School District — 27.9%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.00%, 10/01/24	1,000	1,054,730
City of New York New York, GO, Refunding:
Fiscal 2013, Series J, 5.00%, 8/01/23	2,000	2,397,780
Series E, 5.25%, 8/01/22	2,000	2,421,040
Series E, 5.00%, 8/01/30	1,250	1,414,300
Series H, 5.00%, 8/01/25	1,000	1,181,880
City of New York New York, GO:
Sub-Series A-1, 5.00%, 8/01/33	700	783,335
Sub-Series B-1, 5.25%, 9/01/22	750	867,053
Sub-Series I-1, 5.50%, 4/01/21	1,500	1,775,130
Sub-Series I-1, 5.13%, 4/01/25	750	869,025
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/35	120	124,958
City of New York New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 1/01/31	1,500	1,532,790
City of New York New York Industrial Development Agency, Refunding ARB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	750	826,095
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	1,000	1,137,630

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.00%, 11/15/31	$1,000	$1,091,010
United Nations Development Corp., Refunding RB, Series A, 4.25%, 7/01/24	500	531,660
		18,008,416
Education — 23%
Build NYC Resource Corp., RB, Series A:
Bronx Charter School For Excellence Project, 3.88%, 4/15/23	505	458,914
South Bronx Charter School For International Cultures and The Arts Project, 5.00%, 4/01/33	750	760,485
County of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing, 6.00%, 10/01/31	1,000	1,150,660
County of Monroe New York Industrial Development Corp., Refunding RB, Series A, 5.00%, 7/01/30	1,000	1,131,190
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 5.00%, 3/01/21	1,000	1,115,190
County of Saratoga New York, Refunding RB, Skidmore College Project, Series B, 5.00%, 7/01/31	500	560,590
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 7/01/32	940	1,036,735
New York City Trust for Cultural Resources, Refunding RB, American Museum of Natural History, Series A, 5.00%, 7/01/32	500	577,785
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 4.00%, 11/01/18	880	981,112
Convent of the Sacred Heart (AGM), 5.00%, 11/01/21	120	142,577
Fordham University, Series A, 5.25%, 7/01/25	500	581,490
Mount Sinai School of Medicine, 5.50%, 7/01/25	1,000	1,106,010
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 7/01/24	250	287,205
New York State Dormitory Authority, Refunding RB:
Fordham University, 5.00%, 7/01/29	375	423,791
Fordham University, 5.00%, 7/01/30	300	336,354
The Culinary Institute of America, 5.00%, 7/01/28	500	546,390
Pace University, Series A, 5.00%, 5/01/27	1,000	1,067,830
State of New York Dormitory Authority, RB, Touro College & University System Obligation Group, Series A, 4.13%, 1/01/30	1,000	993,360
State of New York Dormitory Authority, Refunding RB, Series A:
State University Dormitory Facilities, 5.25%, 7/01/30	1,050	1,198,302
Teachers College, 5.00%, 7/01/31	375	415,778
		14,871,748

Portfolio Abbreviations

AGC AGM AMBAC AMT ARB BARB BHAC CAB COP
Assured Guaranty Corp.
Assured Guaranty Municipal Corp.
American Municipal Bond Assurance Corp.
Alternative Minimum Tax (subject to)
Airport Revenue Bonds
Building Aid Revenue Bonds
Berkshire Hathaway Assurance Corp.
Capital Appreciation Bonds
Certificates of Participation
EDA ERB GARB GO HFA IDA IDB IDRB ISD
Economic Development Authority
Education Revenue Bonds
General Airport Revenue Bonds
General Obligation Bonds
Housing Finance Agency
Industrial Development Authority
Industrial Development Board
Industrial Development Revenue Bonds
Independent School District
		LRB M/F NPFGC PILOT RB S/F SONYMA Syncora	Lease Revenue Bonds Multi-Family National Public Finance Guarantee Corp. Payment in Lieu of Taxes Revenue Bonds Single-Family State of New York Mortgage Agency Syncora Guarantee

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York (continued)
Health — 20.0%
City of New York New York Industrial Development Agency, RB, PSCH, Inc. Project, 6.20%, 7/01/20	$1,415	$1,414,858
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.00%, 4/01/21	215	248,497
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.25%, 7/01/25	1,000	1,121,710
County of Erie New York Industrial Development Agency, RB, Episcopal Church Home, Series A, 5.88%, 2/01/18	325	325,884
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 4.75%, 12/01/14	150	150,432
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 4.63%, 11/01/16	800	853,120
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/24	910	1,004,649
Remarketing, Series A, 5.00%, 11/01/30	650	692,627
Series B, 6.00%, 11/01/30	240	272,110
County of Westchester New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series D-1, 6.80%, 7/01/19	515	517,601
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
3.00%, 1/01/18	500	514,925
4.00%, 1/01/23	480	497,717
5.00%, 1/01/28	875	927,990
New York State Dormitory Authority, RB:
New York State Association for Retarded Children, Inc., Series A, 5.30%, 7/01/23	450	504,959
New York University Hospitals Center, Series A, 5.00%, 7/01/22	1,000	1,136,700
New York University Hospitals Center, Series B, 5.25%, 7/01/24	355	378,778
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital Series A, 4.25%, 7/01/23	250	266,895
North Shore-Long Island Jewish Obligated Group, Series E, 5.00%, 5/01/22	650	719,777
State of New York Dormitory Authority, Refunding RB, North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	500	539,725
Yonkers New York Industrial Development Agency, RB, Sacred Heart Association Project, Series A, AMT (SONYMA), 4.80%, 10/01/26	750	800,602
		12,889,556
Housing — 2.9%
City of New York New York Housing Development Corp., RB, M/F Housing:
Series B1, 5.25%, 7/01/30	500	571,035
Series H-2-A, Remarketing, AMT, 5.00%, 11/01/30	780	798,049
State of New York Mortgage Agency, Refunding RB, S/F Housing, 143rd Series, AMT, 4.85%, 10/01/27	500	523,785
		1,892,869
State — 9.9%
New York City Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.00%, 1/15/23	575	666,051
New York State Dormitory Authority, RB:
Haverstraw King’s Daughters Public Library, 5.00%, 7/01/26	1,015	1,136,901
Municipal Health Facilities Lease, Sub-Series 2-4, 5.00%, 1/15/27	600	663,702

Municipal Bonds	Par (000)	Value
New York (concluded)
State (concluded)
New York State Thruway Authority, Refunding RB, Series A-1, 5.00%, 4/01/22	$1,000	$1,153,590
New York State Urban Development Corp., RB:
Personal Income Tax, Series A-1, 5.00%, 3/15/32	400	453,220
Service Contract, Series B, 5.00%, 1/01/21	1,500	1,709,040
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	250	283,263
State of New York Urban Development Corp., RB, Personal Income Tax, Series A, 3.50%, 3/15/28	305	313,647
		6,379,414
Transportation — 26.0%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	1,000	1,156,240
Series A (NPFGC), 5.00%, 11/15/24	1,010	1,108,122
Series A-1, 5.25%, 11/15/33	500	566,310
Series B, 5.25%, 11/15/33	1,000	1,140,370
Series B (NPFGC), 5.25%, 11/15/19	860	1,022,050
Series H, 5.00%, 11/15/30	500	559,640
Sub-Series B-1, 5.00%, 11/15/24	460	544,934
Sub-Series B-4, 5.00%, 11/15/24	300	353,184
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	1,000	1,155,380
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/21	2,000	2,359,860
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.00%, 11/01/23	500	553,150
Port Authority of New York & New Jersey, Refunding RB, AMT:
178th Series, 5.00%, 12/01/32	1,000	1,111,770
Consolidated, 152nd, 5.00%, 11/01/24	1,000	1,102,740
State of New York Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/37	1,000	1,095,160
Triborough Bridge & Tunnel Authority, Refunding RB, Series A:
5.00%, 11/15/24	2,000	2,378,160
5.00%, 1/01/27	500	578,635
		16,785,705
Utilities — 12.1%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series DD, 5.00%, 6/15/32	500	557,415
Series EE, 5.00%, 6/15/34	3,000	3,359,760
Long Island Power Authority, Refunding RB:
Electric System, Series A, 5.50%, 4/01/24	500	563,245
General, Series D (NPFGC), 5.00%, 9/01/25	2,000	2,161,960
New York State Environmental Facilities Corp., Refunding RB, NYC Municipal Water Finance Authority Project, 2nd Resolution, Series B, 5.00%, 6/15/31	1,000	1,145,720
		7,788,100
Total Municipal Bonds in New York		86,309,453

Puerto Rico — 2.4%
Housing — 2.4%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	1,570	1,585,370
Total Municipal Bonds — 136.1%		87,894,823

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	17

Schedule of Investments (continued)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New York — 16.4%
County/City/Special District/ School District — 4.1%
City of New York New York, GO, Refunding, Go, Refunding, Series E, 5.00%, 8/01/27	$599	$690,698
City of New York New York, GO:
Series I, 5.00%, 3/01/32	991	1,120,161
Sub-Series G-1, 5.00%, 4/01/29	750	852,570
		2,663,429
State — 2.7%
New York State Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 3/15/32	1,499	1,698,359
Transportation — 4.4%
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/25	749	884,331
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	750	849,698
Port Authority of New York & New Jersey, RB, 178th Series, AMT, 5.00%, 12/01/32	991	1,101,752
		2,835,781

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New York (concluded)
Utilities — 5.2%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	$1,560	$1,738,682
Series A, 4.75%, 6/15/30	1,500	1,637,940
		3,376,622
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 16.4%		10,574,191
Total Long-Term Investments (Cost — $92,694,894) — 152.5%		98,469,014

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (c)(d)	441,039	441,039
Total Short-Term Securities (Cost — $441,039) — 0.7%		441,039
Total Investments (Cost — $93,135,933) — 153.2%		98,910,053
Other Assets Less Liabilities — 1.5%		1,016,721
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.9%)		(5,760,298)
VRDP Shares, at Liquidation Value — (45.8%)		(29,600,000)
Net Assets Applicable to Common Shares — 100.0%		$64,566,476

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)
Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF New York Municipal Money Fund	802,542	(361,503)	441,039	—

(d)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(39)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$4,859,766	$15,180

•
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$98,469,014	—	$98,469,014
Short-Term Securities	$441,039	—	—	441,039
Total	$441,039	$98,469,014	—	$98,910,053
[1]	See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$15,180	—	—	$15,180
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,236	—	—	$3,236
Cash pledged for financial futures contracts	96,000	—	—	96,000
Liabilities:
TOB trust certificates	—	$(5,759,171)	—	(5,759,171)
VRDP Shares	—	(29,600,000)	—	(29,600,000)
Total	$99,236	$(35,359,171)	—	$(35,259,935)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	19

Schedule of Investments July 31, 2014	BlackRock MuniYield Arizona Fund, Inc. (MZA) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Arizona — 140.6%
Corporate — 16.7%
County of Maricopa Arizona Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 6/01/35	$4,350	$4,620,613
County of Pima Arizona IDA, RB, Tucson Electric Power Co. Project, Series A, 5.25%, 10/01/40	1,000	1,065,130
County of Pima Arizona IDA, Refunding, IDRB, Tucson Electric Power Co. Project, Remarketing, Series B, 5.75%, 9/01/29	500	506,665
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 9/01/29	1,000	999,970
Salt Verde Financial Corp., RB, Senior:
5.50%, 12/01/29	2,000	2,306,380
5.00%, 12/01/37	1,500	1,637,295
		11,136,053
County/City/Special District/School District — 39.6%
City of Phoenix Arizona Civic Improvement Corp., RB, Subordinate, Civic Plaza Expansion Project, Series A (NPFGC), 5.00%, 7/01/35	3,325	3,432,697
City of Tucson Arizona, COP (AGC), 5.00%, 7/01/29	1,000	1,072,790
County of Maricopa Arizona Community College District, GO, Series C, 3.00%, 7/01/22	1,000	1,041,610
County of Maricopa Arizona School District No. 28 Kyrene Elementary, GO, School Improvement Project of 2010, Series B (a):
1.00%, 7/01/29	480	539,266
1.00%, 7/01/30	400	449,968
County of Maricopa Arizona Unified School District No. 89 Dysart, GO, School Improvement Project of 2006, Series C, 6.00%, 7/01/28	1,000	1,154,250
County of Mohave Arizona Unified School District No. 20 Kingman, GO, School Improvement Project of 2006, Series C (AGC), 5.00%, 7/01/26	1,000	1,155,180
County of Pinal Arizona, COP:
5.00%, 12/01/26	1,250	1,269,475
5.00%, 12/01/29	1,250	1,258,187
County of Yuma Arizona Library District, GO (Syncora), 5.00%, 7/01/26	1,000	1,105,740
Gilbert Public Facilities Municipal Property Corp., RB, 5.50%, 7/01/27	2,000	2,289,200
Gladden Farms Community Facilities District, GO, 5.50%, 7/15/31	750	757,718
Greater Arizona Development Authority, RB, Santa Cruz County Jail, Series 2, 5.25%, 8/01/31	1,155	1,231,172
Marana Municipal Property Corp., RB, Series A, 5.00%, 7/01/28	2,500	2,781,675
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT, 5.00%, 7/01/38	3,600	3,794,616
Scottsdale Municipal Property Corp., RB, Water & Sewer Development Project, Series A, 5.00%, 7/01/24	1,000	1,138,950
Vistancia Community Facilities District Arizona, GO:
6.75%, 7/15/22	1,155	1,158,269
5.75%, 7/15/24	750	765,217
		26,395,980
Education — 19.6%
Arizona Board of Regents, COP, Refunding, University of Arizona, Series C, 5.00%, 6/01/30	2,595	2,865,165
Arizona State University, RB, Series C:
6.00%, 7/01/25	970	1,137,606
6.00%, 7/01/26	745	871,561
6.00%, 7/01/27	425	497,199
6.00%, 7/01/28	400	462,848
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.63%, 7/01/33	500	538,560
Municipal Bonds	Par (000)	Value
Arizona (continued)
Education (concluded)
City of Phoenix Arizona IDA, RB (concluded):
Great Hearts Academies—Veritas Project, 6.30%, 7/01/42	$500	$517,670
Legacy Traditional Schools Project, Series A, 6.75%, 7/01/44 (b)	440	484,590
County of Maricopa Arizona IDA, RB, Arizona Charter School Project 1, Series A, 6.63%, 7/01/20	320	306,202
County of Pima Arizona IDA, RB, Arizona Charter Schools Project, Series C:
6.70%, 7/01/21	20	20,102
6.75%, 7/01/31	45	45,117
County of Pima Arizona IDA, Refunding RB, Arizona Charter Schools Project, Series O, 5.00%, 7/01/26	985	987,630
Florence Town Inc., IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 7/01/43	500	503,745
Northern Arizona University, RB, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	3,000	3,253,200
Sun Devil Energy Center LLC, Refunding RB, Arizona State University Project, 5.00%, 7/01/30	500	555,390
		13,046,585
Health — 19.7%
Arizona Health Facilities Authority, RB, Catholic Healthcare West, Series B-2 (AGM), 5.00%, 3/01/41	500	526,305
Arizona Health Facilities Authority, Refunding RB:
Banner Health, Series D, 5.50%, 1/01/38	4,800	5,135,232
Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	1,000	1,047,080
City of Tempe Arizona IDA, Refunding RB, Friendship Village of Tempe, Series A, 6.25%, 12/01/42	500	524,795
County of Maricopa Arizona IDA, RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	170	189,281
County of Maricopa Arizona IDA, Refunding RB, Series A:
Catholic Healthcare West, 5.50%, 7/01/26	1,850	1,857,215
Samaritan Health Services (NPFGC), 7.00%, 12/01/16 (c)	1,000	1,066,200
University Medical Center Corp., RB, 6.50%, 7/01/39	500	578,440
University Medical Center Corp., Refunding RB, 6.00%, 7/01/39	1,000	1,087,650
Yavapai County IDA, Refunding RB, Northern Arizona Healthcare System, 5.25%, 10/01/26	1,000	1,137,350
		13,149,548
Housing — 0.7%
City of Phoenix & County of Maricopa Arizona IDA, Refunding RB, S/F, AMT (Fannie Mae):
Series A-1, 5.75%, 5/01/40	40	43,071
Series A-2, 5.80%, 7/01/40	55	55,968
City of Phoenix & County of Pima Arizona IDA, RB, S/F, Series 1A, AMT (Fannie Mae), 5.65%, 7/01/39	158	157,886
City of Phoenix & County of Pima Arizona IDA, Refunding RB, S/F, Series 1, AMT (Fannie Mae), 5.25%, 8/01/38	24	24,524
City of Phoenix Arizona IDA, Refunding RB, S/F, Series 2, AMT (Fannie Mae), 5.50%, 12/01/38	64	66,874
County of Maricopa Arizona IDA, RB, S/F, Series 3-B, AMT (Ginnie Mae), 5.25%, 8/01/38	80	79,793
		428,116
State — 18.7%
Arizona Department of Transportation State Highway Fund, RB, Series B, 5.00%, 7/01/30	4,000	4,508,640
Arizona School Facilities Board, COP:
5.13%, 9/01/21	1,000	1,128,980
5.75%, 9/01/22	2,000	2,311,180

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Arizona Fund, Inc. (MZA) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Arizona (concluded)
State (concluded)
Arizona Sports & Tourism Authority, Refunding RB, Multipurpose Stadium Facility Project, Series A:
5.00%, 7/01/31	$1,000	$1,068,650
5.00%, 7/01/36	1,250	1,325,363
State of Arizona, RB, Lottery Revenue, Series A (AGM), 5.00%, 7/01/29	1,930	2,097,466
		12,440,279
Transportation — 4.4%
City of Phoenix Arizona Civic Improvement Corp., RB, Senior Lien, Series A, AMT, 5.00%, 7/01/33	1,000	1,106,300
City of Phoenix Arizona Civic Improvement Corp., Refunding RB:
Junior Lien, Series A, 5.00%, 7/01/40	1,000	1,048,430
Senior Lien, AMT, 5.00%, 7/01/32	700	774,158
		2,928,888
Utilities — 21.2%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Senior Lien, 5.50%, 7/01/22	2,000	2,331,740
County of Pinal Arizona, RB, Electric District No. 4, 6.00%, 12/01/38	2,000	2,172,700
County of Pinal Arizona, Refunding RB, Electric District No. 3, 5.25%, 7/01/36	2,500	2,739,275
County of Pinal Arizona IDA, RB, San Manuel Facility Project, AMT, 6.25%, 6/01/26	500	494,235
Gilbert Water Resource Municipal Property Corp., RB, Subordinate Lien (NPFGC), 5.00%, 10/01/29	900	984,672
Greater Arizona Development Authority, RB, Series B (NPFGC):
5.00%, 8/01/30	1,600	1,653,184
5.00%, 8/01/35	1,000	1,034,160
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/24	1,000	1,125,750
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 1/01/35	1,500	1,573,950
		14,109,666
Total Municipal Bonds in Arizona		93,635,115
Municipal Bonds	Par (000)	Value
Guam — 3.0%
State — 3.0%
Territory of Guam, RB, Business Privilege Tax:
Series A, 5.25%, 1/01/36	$65	$69,351
Series A, 5.13%, 1/01/42	800	843,064
Series B-1, 5.00%, 1/01/37	80	83,884
Series B-1, 5.00%, 1/01/42	1,000	1,045,950
Total Municipal Bonds in Guam		2,042,249
Total Municipal Bonds — 143.6%		95,677,364

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Arizona — 11.1%
Utilities — 11.1%
City of Mesa Arizona, RB, Utility System, 5.00%, 7/01/35	3,000	3,287,760
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	3,000	3,377,490
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	660	725,294
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.1%		7,390,544
Total Long-Term Investments (Cost — $96,091,940) — 154.7%		103,067,908

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (e)(f)	3,656,883	3,656,883
Total Short-Term Securities (Cost — $3,656,883) — 5.5%		3,656,883
Total Investments (Cost — $99,748,823) — 160.2%		106,724,791
Other Assets Less Liabilities — 0.8%		518,034
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.0%)		(3,330,195)
VRDP Shares, at Liquidation Value — (56.0%)		(37,300,000)
Net Assets Applicable to Common Shares — 100.0%		$66,612,630

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is collateralized by municipal or U.S. Treasury obligations.
(d)
Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
FFI Institutional Tax-Exempt Fund	210,260	3,446,623	3,656,883	$200

(f)	Represents the current yield as of report date.
•
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	21

Schedule of Investments (concluded)	BlackRock MuniYield Arizona Fund, Inc. (MZA)
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$103,067,908	—	$103,067,908
Short-Term Securities	$3,656,883	—	—	3,656,883
Total	$3,656,883	$103,067,908	—	$106,724,791
[1]	See above Schedule of Investments for values in each sector.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(3,330,000)	—	$(3,330,000)
VRDP Shares	—	(37,300,000)	—	(37,300,000)
Total	—	$(40,630,000)	—	$(40,630,000)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments July 31, 2014	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California — 101.2%
Corporate — 1.6%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric:
Series A, 5.88%, 2/15/34	$975	$1,123,629
Series D, 5.88%, 1/01/34	4,000	4,609,760
		5,733,389
County/City/Special District/School District — 36.3%
Campbell Union High School District, GO, Election of 2006, Series C, 5.75%, 8/01/40	4,000	4,686,720
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	2,000	2,008,720
City of Los Angeles California Municipal Improvement Corp., RB, Real Property, Series E, 6.00%, 9/01/34	2,615	3,084,863
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	1,520	1,798,950
6.50%, 5/01/42	1,860	2,197,665
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,440	2,930,562
County of Santa Clara California Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	16,000	17,701,600
El Monte Union High School District, GO, Election of 2002, Series C, 5.25%, 6/01/32	9,620	10,698,691
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 8/01/40	5,500	6,242,170
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,000	2,348,900
Los Angeles Community College District, GO:
Series E (AGM), 5.00%, 8/01/31	10,000	10,658,400
Election of 2008, Series C, 5.25%, 8/01/39	7,335	8,420,727
Los Angeles Municipal Improvement Corp., RB, Real Property, Series E, 5.75%, 9/01/34	1,215	1,411,186
Los Rios Community College District, GO, Election of 2002, Series D, 5.38%, 8/01/34	4,625	5,295,486
Mount San Antonio Community College District, GO, Refunding, Election of 2008, Series 2013 A, 5.00%, 8/01/34	2,000	2,252,920
Oak Grove School District California, GO, Election of 2008, Series A, 5.50%, 8/01/33	4,000	4,634,120
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 8/01/41	7,135	7,946,464
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/39	6,035	6,653,286
Riverside Community Properties Development, Inc., RB, Riverside County Law Building Project, 6.00%, 10/15/38	5,000	5,826,300
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	4,100	4,677,444
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/34	5,435	5,604,463
Santa Ana Unified School District, GO, Election of 2008, Series A, 5.13%, 8/01/33	6,205	6,980,997
West Contra Costa California Unified School District, GO, Election of 2012, Series A, 5.50%, 8/01/39	2,500	2,827,500
		126,888,134
Education — 7.6%
California Educational Facilities Authority, Refunding RB:
Pitzer College, 6.00%, 4/01/40	2,500	2,930,000
San Francisco University, 6.13%, 10/01/36	1,745	2,075,782
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,750	3,154,965
California School Finance Authority, RB:
Alliance College-Ready Public Schools—2023 Union LLC Project, Series A, 6.00%, 7/01/33	1,500	1,644,075
Municipal Bonds	Par (000)	Value
California (continued)
Education (concluded)
California School Finance Authority, RB (concluded):
Alliance College-Ready Public Schools—2023 Union LLC Project, Series A, 6.30%, 7/01/43	$3,000	$3,333,750
Value Schools, 6.65%, 7/01/33	595	633,622
Value Schools, 6.90%, 7/01/43	1,330	1,425,866
University of California, RB, Series AM, 5.25%, 5/15/44	9,950	11,444,490
		26,642,550
Health — 18.3%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare :
6.38%, 8/01/14 (a)	2,000	2,000,000
Series A, 6.00%, 8/01/30	2,270	2,742,569
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	11,090	11,983,299
St. Joseph Health System, Series A, 5.75%, 7/01/39	990	1,145,925
Sutter Health, Series A (BHAC), 5.00%, 11/15/42	10,000	10,482,200
Sutter Health, Series B, 6.00%, 8/15/42	7,530	9,012,657
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/39	10,000	11,096,100
6.50%, 11/01/38	1,090	1,270,515
California Statewide Communities Development Authority, RB:
Kaiser Permanente, Series B, 5.25%, 3/01/45	2,590	2,669,228
Sutter Health, Series A, 6.00%, 8/15/42	7,995	9,569,216
Washington Township Health Care District, GO, Series B, 5.50%, 8/01/38	1,625	1,901,721
		63,873,430
Housing — 1.0%
County of Santa Clara California Housing Authority, RB, John Burns Gardens Apartments Project, Series A, AMT, 6.00%, 8/01/41	3,500	3,501,575
State — 13.4%
California State Public Works Board, RB:
Department of Developmental Services, Poterville, Series C, 6.25%, 4/01/34	1,475	1,739,246
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	10,000	11,901,900
Series A, 5.00%, 9/01/39	5,000	5,511,750
Trustees of the California State University, Series D, 6.00%, 4/01/27	215	253,096
Various Capital Projects, Series I, 5.50%, 11/01/33	1,510	1,784,896
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	4,400	5,305,872
State of California, GO, Various Purposes:
6.00%, 4/01/38	13,905	16,364,099
6.00%, 11/01/39	3,355	4,024,255
		46,885,114
Transportation — 9.5%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	5,215	6,181,704
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT, 5.25%, 5/01/33	1,440	1,594,109
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	3,750	4,106,925
5.25%, 5/15/39	3,605	4,094,271
City of San Jose California, RB, Series A-1, AMT (AGM):
5.50%, 3/01/30	1,000	1,109,830
5.75%, 3/01/34	1,000	1,112,080

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	23

Schedule of Investments (continued)	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California (concluded)
Transportation (concluded)
City of San Jose California, Refunding ARB, Series A-1, AMT, 6.25%, 3/01/34	$1,400	$1,619,380
County of Orange California, ARB, Series B, 5.75%, 7/01/34	3,000	3,368,910
County of Sacramento California, ARB:
PFC/Grant, Sub-Series D, 6.00%, 7/01/35	3,000	3,446,820
Senior Series B, 5.75%, 7/01/39	900	1,026,711
San Francisco Port Commission California, RB, Series A, 5.13%, 3/01/40	5,075	5,407,615
		33,068,355
Utilities — 13.5%
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	4,000	4,442,760
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	2,645	3,100,019
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	2,420	2,928,466
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/35	8,430	9,427,101
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	3,015	3,382,981
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	7,595	8,309,766
Oceanside Public Financing Authority, Refunding RB, Series A:
5.25%, 5/01/30	1,245	1,447,661
5.25%, 5/01/33	2,810	3,227,959
San Diego Public Facilities Financing Authority, Refunding RB, Senior Series A, 5.38%, 5/15/34	3,920	4,499,141
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/34	3,070	3,503,146
San Francisco City & County California Public Utilities Commission, Refunding RB, Series A, 5.13%, 11/01/39	2,480	2,776,707
		47,045,707
Total Municipal Bonds — 101.2%		353,638,254

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
California — 50.0%
County/City/Special District/School District — 21.5%
City of Los Angeles California, Refunding RB, Series A, 5.00%, 6/01/39	9,870	10,885,525
Los Angeles Community College District California, GO:
Election of 2001, Series E-1, 5.00%, 8/01/33	14,850	16,678,629
Election of 2008, Series C, 5.25%, 8/01/39 (c)	9,680	11,113,027
Los Angeles Community College District California, GO, Election of 2008, Refunding, Series A, 6.00%, 8/01/33	3,828	4,571,645
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
California (concluded)
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	$7,732	$8,906,729
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	6,000	6,189,300
San Marcos Unified School District, GO, Election of 2010, Series A, 5.00%, 8/01/38	15,520	16,964,291
		75,309,146
Education — 11.6%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (c)	13,845	15,618,545
University of California, RB:
Series L, 5.00%, 5/15/36	8,500	9,139,710
Series L, 5.00%, 5/15/40	11,597	12,489,331
Series O, 5.75%, 5/15/34	2,805	3,283,916
		40,531,502
Utilities — 16.9%
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	4,748	5,309,764
Los Angeles Department of Water & Power, RB, Power System:
Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	15,098	16,505,153
Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,250	7,768,955
Metropolitan Water District of Southern California, RB:
Series A, 5.00%, 7/01/37	20,000	21,882,200
Series C, 5.00%, 7/01/35	7,145	7,597,486
		59,063,558
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 50.0%		174,904,206
Total Long-Term Investments (Cost — $481,974,871) — 151.2%		528,542,460

Short-Term Securities	Shares
Money Market Funds — 0.4%
BIF California Municipal Money Fund, 0.00% (d)(e)	1,241,527	1,241,527

Municipal Bonds — 0.5%	Par (000)
California School Cash Reserve Program Authority, Series G , 2.00%, 02/27/15	$1,665	1,679,688
Total Short-Term Securities (Cost — $2,921,215) — 0.9%		2,921,215
Total Investments (Cost — $484,896,086) — 152.1%		531,463,675
Other Assets Less Liabilities — 2.0%		7,219,705
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.8%)		(83,299,866)
VRDP Shares, at Liquidation Value — (30.3%)		(105,900,000)
Net Assets Applicable to Common Shares — 100.0%		$349,483,514

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)
Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)
All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to August 1, 2018 is $14,704,685.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock MuniYield California Fund, Inc. (MYC)
(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF California Municipal Money Fund	4,979,601	(3,738,074)	1,241,527	$169

(e)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(221)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$27,538,672	$53,214

•
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$528,542,460	—	$528,542,460
Short-Term Securities	$1,241,527	1,679,688		2,921,215
Total	$1,241,527	$530,222,148	—	$531,463,675
[1]	See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$53,214	—	—	$53,214
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$302,000	—	—	$302,000
Liabilities:
TOB trust certificates	—	$(83,283,292)	—	(83,283,292)
VRDP Shares	—	(105,900,000)	—	(105,900,000)
Total	$302,000	$(189,183,292)	—	$(188,881,292)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	25

Schedule of Investments July 31, 2014	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 0.8%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$545	$595,631
Courtland IDB, Refunding RB, International Paper Co. Projects, Series A, AMT, 5.20%, 6/01/25	1,000	1,011,120
		1,606,751
Alaska — 0.8%
Alaska Municipal Bond Bank Authority, RB, Series 1, 5.75%, 9/01/33	1,000	1,140,550
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	690	512,021
		1,652,571
California — 12.9%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,740	3,090,994
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,645	1,968,900
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	710	787,823
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	1,065	1,230,363
5.25%, 5/01/33	830	918,827
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.50%, 3/01/30	1,500	1,664,745
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	1,620	1,911,940
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	3,600	4,039,380
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	1,310	1,494,500
State of California, GO, Various Purposes, 6.00%, 3/01/33	2,535	3,041,417
State of California Public Works Board, RB:
Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	835	954,823
Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,181,180
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	625	727,981
University of California, Refunding RB, Medical Center Regents, Series J, 5.25%, 5/15/38	3,730	4,226,015
		27,238,888
Colorado — 0.9%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,000	1,145,430
5.50%, 11/15/30	330	372,715
5.50%, 11/15/31	400	448,124
		1,966,269
Delaware — 0.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	500	550,465
Florida — 8.3%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	675	757,903
County of Escambia Florida, Refunding RB, International Paper Co. Project, Series B, AMT, 5.00%, 8/01/26	600	600,396
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,995	2,237,293
Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Hillsborough Florida IDA, RB, National Gypsum Co., AMT:
Series A, 7.13%, 4/01/30	$2,500	$2,505,175
Series B, 7.13%, 4/01/30	2,290	2,292,313
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,000	2,178,100
County of Manatee Florida Housing Finance Authority, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	310	316,150
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,170	1,296,641
Series B, AMT, 6.25%, 10/01/38	525	613,552
Series B, AMT, 6.00%, 10/01/42	700	799,582
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,440	2,624,269
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	1,200	1,345,728
		17,567,102
Georgia — 0.5%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	880	1,037,951
Hawaii — 0.5%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	485	557,619
5.25%, 8/01/26	525	599,036
		1,156,655
Illinois — 16.6%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	6,065	7,256,166
City of Chicago Illinois, GO, Refunding, Series A:
5.25%, 1/01/29	1,000	1,058,590
5.25%, 1/01/33	980	1,020,592
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien, Series A (AMBAC), 5.00%, 11/01/36	1,015	1,046,719
City of Chicago Illinois Midway Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/41	655	682,444
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts:
5.25%, 12/01/36	1,000	1,087,990
5.25%, 12/01/40	1,000	1,083,340
5.00%, 12/01/44	1,505	1,608,920
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,000	1,117,480
5.25%, 12/01/43	1,500	1,620,495
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	4,000	4,536,320
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.38%, 11/01/39	1,200	1,286,160
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	4,160	4,802,637
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,370	1,593,721
6.00%, 6/01/28	390	453,929
State of Illinois, GO:
5.25%, 2/01/31	1,005	1,057,983
5.25%, 2/01/32	2,200	2,303,884
5.50%, 7/01/33	1,000	1,068,200
5.50%, 7/01/38	415	439,560
		35,125,130
Indiana — 3.1%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 6.75%, 1/01/34	1,350	1,501,510
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	4,525	5,112,481
		6,613,991

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Kansas — 1.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	$3,275	$3,689,582
Kentucky — 0.7%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	1,200	1,418,532
Louisiana — 2.2%
Lake Charles Harbor & Terminal District, RB, Series B, AMT, 5.50%, 1/01/29	1,500	1,697,685
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,420	1,630,131
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	1,195	1,307,187
		4,635,003
Maine — 1.4%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	2,500	2,886,800
Massachusetts — 4.2%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/26	1,510	1,648,316
Massachusetts HFA, Refunding RB, AMT:
Series B, 5.50%, 6/01/41	3,000	3,124,110
Series C, 5.35%, 12/01/42	2,000	2,055,260
Series F, 5.70%, 6/01/40	1,970	2,047,066
		8,874,752
Michigan — 2.9%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,805	2,095,930
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	1,250	1,434,738
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,970	2,540,886
		6,071,554
Mississippi — 1.3%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,785	2,320,643
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	440	498,643
		2,819,286
Nevada — 3.4%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	2,850	3,309,904
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	3,375	3,911,085
		7,220,989
New Jersey — 5.1%
New Jersey EDA, RB:
School Facilities Construction, Series RR, 5.00%, 6/15/33	1,500	1,621,290
The Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 1/01/31	900	974,790
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	2,250	2,465,505
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	2,670	3,102,914
Series AA, 5.50%, 6/15/39	2,475	2,736,236
		10,900,735
Municipal Bonds	Par (000)	Value
New York — 0.9%
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	$1,650	$1,816,568
Ohio — 2.6%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	3,115	3,350,868
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	1,000	1,132,140
5.25%, 2/15/31	1,000	1,125,830
		5,608,838
Pennsylvania — 4.6%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	1,075	1,232,305
Pennsylvania Turnpike Commission, RB, Sub-Series A:
5.63%, 12/01/31	2,455	2,734,183
6.00%, 12/01/41	3,000	3,269,250
State of Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	755	827,057
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,500	1,660,650
		9,723,445
South Carolina — 2.9%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	2,505	2,881,501
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 7/01/38	1,955	2,209,737
5.50%, 7/01/41	1,000	1,095,820
		6,187,058
Texas — 9.1%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/31	1,000	1,115,200
6.00%, 1/01/41	2,600	2,897,076
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	1,555	1,767,553
Conroe Texas ISD, GO, School Building, Series A, 5.75%, 2/15/35	1,800	2,058,264
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	3,795	4,539,883
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	1,365	1,419,068
Series H, 5.00%, 11/01/37	1,535	1,607,068
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,000	1,139,120
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	710	805,154
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	1,995,647
		19,344,033
Virginia — 2.0%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	560	616,745
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	800	986,496
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT, 6.00%, 1/01/37	2,440	2,720,941
		4,324,182

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	27

Schedule of Investments (continued)	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	$3,470	$3,699,922
Total Municipal Bonds — 91.4%		193,737,052

Municipal Bonds Transferred to Tender Option Bond Trusts (b)
California — 20.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	2,680	3,228,617
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (c)	4,200	4,738,020
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	6,000	6,490,020
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (c)	5,250	6,027,210
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	7,697	9,191,036
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	790	886,799
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/39	8,412	9,771,865
University of California, RB, Series O, 5.75%, 5/15/34	3,000	3,512,210
		43,845,777
Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (c)	2,149	2,448,065
District of Columbia — 3.4%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (c)	2,805	3,296,894
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/39	3,507	3,954,235
		7,251,129
Florida — 2.3%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	3,869	4,307,004
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	540	558,490
		4,865,494
Illinois — 3.8%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (a)	5,300	6,094,735
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	1,750	1,939,956
		8,034,691
Nevada — 9.1%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	5,000	5,804,100
Series B, 5.50%, 7/01/29	5,668	6,642,430
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	6,070	6,846,778
		19,293,308
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (c)	2,159	2,452,925
New Jersey — 3.7%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,251	2,400,730
Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	$4,000	$4,402,440
Series B, 5.25%, 6/15/36 (c)	1,000	1,087,791
		7,890,961
New York — 14.3%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series BB, 5.25%, 6/15/44	4,408	4,896,423
Series FF, 5.00%, 6/15/45	3,859	4,201,251
Series FF-2, 5.50%, 6/15/40	2,505	2,865,252
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,499	2,798,243
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (c)	1,290	1,467,423
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	4,365	4,809,706
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (c)	2,560	2,869,862
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	5,700	6,453,483
		30,361,643
South Carolina — 1.7%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (c)	3,240	3,652,647
Texas — 6.9%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (c)	3,989	4,524,099
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	5,400	6,188,886
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	3,480	3,959,961
		14,672,946
Utah — 1.0%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,994	2,120,377
Virginia — 0.9%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	1,749	1,942,414
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 70.2%		148,832,377
Total Long-Term Investments (Cost — $309,388,933) — 161.6%		342,569,429

Short-Term Securities — 0.7%	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (d)(e)	1,361,852	1,361,852
Total Short-Term Securities (Cost — $1,361,852) — 0.7%		1,361,852
Total Investments (Cost — $310,750,785) — 162.3%		343,931,281
Other Assets Less Liabilities — 1.5%		3,317,003
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (35.8%)		(75,882,449)
VRDP Shares, at Liquidation Value — (28.0%)		(59,400,000)
Net Assets Applicable to Common Shares — 100.0%		$211,965,835

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock MuniYield Investment Fund (MYF)

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)
Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)
All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $18,095,690.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
FFI Institutional Tax-Exempt Fund	7,703,960	(6,342,108)	1,361,852	$695

(e)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(134)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$16,697,656	$57,390

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$342,569,429	—	$342,569,429
Short-Term Securities	$1,361,852	—	—	1,361,852
Total	$1,361,852	$342,569,429	—	$343,931,281
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$57,390	—	—	$57,390
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$183,000	—	—	$183,000
Liabilities:
TOB trust certificates	—	$(75,865,362)	—	(75,865,362)
VRDP Shares	—	(59,400,000)	—	(59,400,000)
Total	$183,000	$(135,265,362)	—	$(135,082,362)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	29

Schedule of Investments July 31, 2014	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New Jersey — 129.8%
Corporate — 11.5%
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, AMT, Series A:
Atlantic City Electric, 5.00%, 12/01/23	$2,430	$2,688,625
Chambers Project, 4.88%, 6/01/29	4,550	4,837,196
Middlesex County Improvement Authority, RB, Senior Heldrich Center Hotel, Series A, 5.00%, 1/01/20	655	491,250
New Jersey EDA, RB:
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,730	1,831,880
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	485	515,211
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	7,900	8,656,662
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	2,430	2,670,764
United Water of New Jersey, Inc., Series B (AMBAC), 4.50%, 11/01/25	4,500	4,915,755
		26,607,343
County/City/Special District/School District — 13.8%
City of Margate New Jersey, GO, Refunding, Improvement:
5.00%, 1/15/26	1,200	1,330,680
5.00%, 1/15/27	845	930,379
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM):
5.00%, 7/01/33	1,575	1,643,024
5.00%, 7/01/34	1,925	2,001,095
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	2,700	3,428,460
5.50%, 10/01/29	5,085	6,467,307
County of Gloucester New Jersey Improvement Authority, RB, County Guaranteed Loan—County Capital Program, 5.00%, 4/01/38	1,000	1,078,390
County of Hudson New Jersey, COP, Refunding (NPFGC), 6.25%, 12/01/16	1,500	1,666,875
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	4,800	5,142,864
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	1,650	1,829,636
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Resources Recovery Facility, Covanta Union, Inc., AMT, 5.25%, 12/01/31	670	723,620
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	4,115	4,478,478
Monmouth County Improvement Authority, Refunding RB, Government Loan (AMBAC):
5.00%, 12/01/15	5	5,017
5.00%, 12/01/16	5	5,016
New Jersey EDA, RB, The Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 1/01/31	1,000	1,083,100
		31,813,941
Education — 25.6%
New Jersey EDA, RB:
MSU Student Housing Project Provide, 5.75%, 6/01/31	1,000	1,090,730
MSU Student Housing Project Provide, 5.88%, 6/01/42	1,500	1,636,800
The Team Academy Charter School Project, 6.00%, 10/01/33	2,835	3,144,582
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	$3,925	$4,326,724
Montclair State University, Series J, 5.25%, 7/01/38	1,140	1,264,135
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	6,115	6,737,140
Georgian Court University, Series D, 5.25%, 7/01/37	1,000	1,025,470
Kean University, Series A, 5.50%, 9/01/36	4,500	5,105,070
Montclair State University, Series A, 5.00%, 7/01/44	6,790	7,528,820
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	1,250	1,370,187
Ramapo College, Series B, 5.00%, 7/01/42	340	366,452
Rider University, Series A, 5.00%, 7/01/32	1,000	1,054,920
Rowan University, Series B (AGC), 5.00%, 7/01/24	1,800	2,014,992
Seton Hall University, Series D, 5.00%, 7/01/38	395	429,464
University of Medicine & Dentistry, Series B, 7.13%, 6/01/19 (a)	1,300	1,657,448
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (a)	1,625	2,100,312
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	4,045	4,512,602
Series 1A, 5.00%, 12/01/25	865	915,265
Series 1A, 5.00%, 12/01/26	545	575,896
Series 1A, 5.25%, 12/01/32	900	970,524
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	4,320	4,653,072
Rutgers—The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	5,870	6,514,408
		58,995,013
Health — 12.3%
New Jersey EDA, Refunding RB, 1st Mortgage, Winchester, Series A:
5.75%, 11/01/24	2,500	2,507,400
5.80%, 11/01/31	1,000	1,002,380
New Jersey Health Care Facilities Financing Authority, RB:
Children’s Specialized Hospital, Series A, 5.50%, 7/01/36	1,540	1,572,402
Hunterdon Medical Center, Series A, 5.13%, 7/01/35	1,950	1,990,385
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	945	991,494
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	1,420	1,576,683
Virtua Health, Series A (AGC), 5.50%, 7/01/38	2,500	2,694,700
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/41	2,435	2,818,975
Kennedy Health System, 5.00%, 7/01/31	750	814,215
Meridian Health System Obligated Group, 5.00%, 7/01/25	1,000	1,120,540
Meridian Health System Obligated Group, 5.00%, 7/01/26	830	920,877
Robert Wood Johnson University Hospital, 5.00%, 7/01/31	1,000	1,075,440
South Jersey Hospital, 5.00%, 7/01/36	385	391,310
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	4,150	4,268,648
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	1,090	1,193,310

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (concluded)
New Jersey Health Care Facilities Financing Authority, Refunding RB (concluded):
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	$3,030	$3,290,519
		28,229,278
Housing — 3.7%
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	2,305	2,413,796
S/F Housing, Series AA, 6.50%, 10/01/38	560	576,755
S/F Housing, Series CC, 5.00%, 10/01/34	1,945	2,041,297
S/F Housing, Series U, AMT, 4.95%, 10/01/32	440	448,664
S/F Housing, Series U, AMT, 5.00%, 10/01/37	580	588,914
S/F Housing, Series X, AMT, 5.05%, 4/01/18	295	319,214
Newark Housing Authority, RB, South Ward Police Facility (AGC), 6.75%, 12/01/38	1,750	2,043,405
		8,432,045
State — 24.3%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 0.00%, 11/01/23 (b)	1,460	1,139,734
CAB, Series B, 0.00%, 11/01/28 (b)	4,540	2,875,818
Election of 2005, Series A, 5.80%, 11/01/15 (a)	2,500	2,673,250
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	2,000	2,382,380
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	9,090	9,186,627
School Facilities Construction, Series CC-2, 5.00%, 12/15/31	1,700	1,844,568
School Facilities Construction, Series CC-2, 5.00%, 12/15/32	1,300	1,406,236
School Facilities Construction, Series L (AGM), 5.00%, 3/01/15 (a)	2,800	2,879,156
School Facilities Construction, Series P, 5.00%, 9/01/15 (c)	3,000	3,156,540
School Facilities Construction, Series P, 5.25%, 9/01/15 (a)	2,710	2,858,101
School Facilities Construction (AGC), 5.50%, 12/15/18 (a)	2,345	2,802,017
School Facilities Construction, Series RR, 5.00%, 6/15/33	4,500	4,863,870
School Facilities Construction, Series Y, 5.00%, 9/01/33	880	964,445
School Facilities Construction (AGC), 5.50%, 12/15/34	1,320	1,492,696
New Jersey EDA, Refunding RB:
Lions Gate Project, 5.00%, 1/01/34	500	494,470
Lions Gate Project, 5.25%, 1/01/44	315	315,101
Cigarette Tax, 5.00%, 6/15/26	440	484,189
Cigarette Tax, 5.00%, 6/15/28	720	783,900
Cigarette Tax, 5.00%, 6/15/29	1,760	1,903,704
School Facilities Construction, Series AA, 5.50%, 12/15/29	3,000	3,306,030
School Facilities Construction, Series AA, 5.25%, 12/15/33	1,000	1,082,850
School Facilities Construction, Series GG, 5.25%, 9/01/27	3,000	3,337,290
New Jersey Health Care Facilities Financing Authority, RB, Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	2,300	2,420,934
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/28	1,100	1,205,105
		55,859,011
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Transportation — 37.3%
Delaware River Port Authority of Pennsylvania & New Jersey, RB:
5.00%, 1/01/40	$2,620	$2,856,010
Series D, 5.00%, 1/01/40	1,535	1,630,538
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	8,420	8,932,357
New Jersey State Turnpike Authority, RB:
Growth & Income Securities, Series B (AMBAC), 0.00%, 1/01/35 (d)	4,870	5,009,185
Series A, 5.00%, 1/01/38	7,000	7,599,340
Series E, 5.25%, 1/01/40	2,525	2,797,675
New Jersey State Turnpike Authority, Refunding RB, Series A, 5.00%, 1/01/35	1,000	1,090,390
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AMBAC), 0.00%, 12/15/35 (b)	4,140	1,399,403
6.00%, 12/15/38	1,950	2,271,886
Series A, 6.00%, 6/15/35	6,030	7,218,151
Series A, 5.88%, 12/15/38	3,650	4,241,811
Series A, 5.50%, 6/15/41	5,500	6,092,130
Series A (AGC), 5.63%, 12/15/28	1,250	1,461,900
Series A (AGC), 5.50%, 12/15/38	1,000	1,144,710
Series AA, 5.25%, 6/15/33	5,935	6,587,197
Series AA, 5.50%, 6/15/39	5,520	6,102,636
Port Authority of New York & New Jersey, ARB:
Consolidated, 93rd Series, 6.13%, 6/01/94	5,000	5,834,350
JFK International Air Terminal, Series 8, 6.00%, 12/01/42	2,700	3,097,656
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
152nd Series, AMT, 5.25%, 11/01/35	240	262,022
169 th Series, AMT, 5.25%, 11/01/35	250	269,430
166th Series, 5.25%, 7/15/36	4,000	4,492,120
172nd Series, AMT, 5.00%, 10/01/34	1,500	1,632,195
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	3,300	3,735,073
		85,758,165
Utility — 1.3%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/31 (b)	6,000	2,915,100
Total Municipal Bonds — 129.8%		298,609,896

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New Jersey — 29.9%
County/City/Special District/School District — 6.0%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	12,820	13,845,985
Education — 1.0%
Rutgers—The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	2,009	2,231,609
State — 7.4%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	5,460	6,983,122
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (a)	1,185	1,394,939
6.00%, 12/15/34	2,415	2,844,582

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	31

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Jersey (continued)
State (concluded)
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (f)	$5,230	$5,721,742
		16,944,385
Transportation — 15.5%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (f)	8,820	9,575,168
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	4,100	4,512,501
Series B, 5.25%, 6/15/36 (f)	5,001	5,438,954
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	11,250	12,124,350
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	3,764	4,109,052
		35,760,025
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.9%		68,782,004
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Jersey (concluded)
Total Long-Term Investments (Cost — $342,720,297) — 159.7%		$367,391,900

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (g)(h)	2,287,613	2,287,613
Total Short-Term Securities (Cost — $2,287,613) — 1.0%		2,287,613
Total Investments (Cost — $345,007,910) — 160.7%		369,679,513
Other Assets Less Liabilities — 0.9%		2,194,803
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.2%)		(39,561,968)
VRDP Shares, at Liquidation Value — (44.4%)		(102,200,000)
Net Assets Applicable to Common Shares — 100.0%		$230,112,348

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Security is collateralized by municipal or U.S. Treasury obligations.
(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(e)
Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)
All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from June 15, 2019 to September 1, 2020 is $14,346,748.

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at July 31, 2014	Income
BIF New Jersey Municipal Money Fund	3,819,692	(1,532,079)	2,287,613	—

(h)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of July 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(137)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$17,071,484	$58,675

•
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2014

Schedule of Investments (concluded)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]		$367,391,900	—	$367,391,900
Short-Term Securities	$2,287,613		—	2,287,613
Total	$2,287,613	$367,391,900	—	$369,679,513
[1]	See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$58,675	—	—	$58,675
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$188,000	—	—	$188,000
Liabilities:
TOB trust Certificates	—	$(39,553,519)	—	(39,553,519)
VRDP Shares	—	(102,200,000)	—	(102,200,000)
Total	$188,000	$(141,753,519)	—	$(141,565,519)

There were no transfers between levels during the year ended July 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	33

Statements of Assets and Liabilities

July 31, 2014	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)	BlackRock MuniYield Arizona Fund, Inc. (MZA)	BlackRock MuniYield California Fund, Inc. (MYC)	BlackRock MuniYield Investment Fund (MYF)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Assets
Investments at value — unaffiliated[1]	$98,469,014	$103,067,908	$530,222,148	$342,569,429	$367,391,900
Investments at value — affiliated[2]	441,039	3,656,883	1,241,527	1,361,852	2,287,613
Cash	3,236	—	—	—	—
Cash pledged for financial futures contracts	96,000	—	302,000	183,000	188,000
Interest receivable	1,042,603	761,902	7,276,213	4,212,765	3,061,166
Investments sold receivable	—	5,340	8,448,069	15,369	—
Variation margin receivable on financial futures contracts	1,828	—	10,358	6,281	6,421
Deferred offering costs	137,674	173,865	236,578	195,008	242,671
Prepaid expenses	55,585	10,277	28,090	26,270	26,483
Total assets	100,246,979	107,676,175	547,764,983	348,569,974	373,204,254

Accrued Liabilities
Investments purchased payable	—	—	7,041,758	—	—
Income dividends payable — Common Shares	242,066	318,816	1,685,317	1,076,307	1,071,336
Investment advisory fees payable	46,541	45,430	229,912	147,006	157,316
Interest expense and fees payable	1,127	195	16,574	17,087	8,449
Officer’s and Directors’ fees payable	710	729	3,865	2,299	2,503
Other accrued expenses payable	30,888	68,375	120,751	96,078	98,783
Total accrued liabilities	321,332	433,545	9,098,177	1,338,777	1,338,387

Other Liabilities
TOB trust certificates	5,759,171	3,330,000	83,283,292	75,865,362	39,553,519
VRDP Shares, at liquidation value of $100,000 per share[3,4,5]	29,600,000	37,300,000	105,900,000	59,400,000	102,200,000
Total other liabilities	35,359,171	40,630,000	189,183,292	135,265,362	141,753,519
Total liabilities	35,680,503	41,063,545	198,281,469	136,604,139	143,091,906
Net Assets Applicable to Common Shareholders	$64,566,476	$66,612,630	$349,483,514	$211,965,835	$230,112,348

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[6,7]	$59,593,453	$60,849,569	$301,992,643	$189,735,209	$205,579,922
Undistributed net investment income	622,897	784,095	3,332,271	3,974,674	4,648,334
Accumulated net realized loss	(1,439,174)	(1,997,002)	(2,462,203)	(14,981,934)	(4,846,186)
Net unrealized appreciation/depreciation	5,789,300	6,975,968	46,620,803	33,237,886	24,730,278
Net Assets Applicable to Common Shareholders	$64,566,476	$66,612,630	$349,483,514	$211,965,835	$230,112,348
Net asset value per Common Share	$15.34	$14.52	$16.38	$15.56	$16.11

[1] Investments at cost — unaffiliated	$92,694,894	$96,091,940	$483,654,559	$309,388,933	$342,720,297

[2] Investments at cost — affiliated	$441,039	$3,656,883	$1,241,527	$1,361,852	$2,287,613

[3] Preferred Shares outstanding, par value $0.10 per share	296	373	1,059	—	1,022

[4] Preferred Shares outstanding, par value $0.05 per share	—	—	—	594	—

[5] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	1,536	1,985	8,059	1,000,594	5,782

[6] Common Shares outstanding	4,209,844	4,587,284	21,333,129	13,624,137	14,284,482

[7] Common Shares authorized	200 million	200 million	200 million	Unlimited	200 million

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2014

Statements of Operations
Year Ended July 31, 2014	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)	BlackRock MuniYield Arizona Fund, Inc. (MZA)	BlackRock MuniYield California Fund, Inc. (MYC)	BlackRock MuniYield Investment Fund (MYF)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Investment Income
Interest	$4,010,820	$4,795,586	$24,239,212	$16,168,733	$16,304,637
Income — affiliated	—	200	169	695	—
Total income	4,010,820	4,795,786	24,239,381	16,169,428	16,304,637

Expenses
Investment advisory	536,806	520,920	2,704,682	1,681,643	1,802,311
Liquidity fees	275,097	—	—	—	—
Professional	56,235	53,835	95,393	71,197	76,052
Remarketing fees on Preferred Shares	30,010	—	—	—	—
Accounting services	17,273	18,088	78,942	51,791	54,609
Transfer agent	15,243	18,319	31,275	25,167	28,817
Custodian	8,996	8,355	24,780	16,814	18,963
Registration	8,988	1,969	9,065	9,001	8,999
Printing	7,191	7,198	11,458	9,471	9,986
Officer and Directors	5,697	5,835	30,544	18,318	20,045
Miscellaneous	51,790	38,089	64,920	63,773	62,841
Total expenses excluding interest expense, fees and amortization of offering costs	1,013,326	672,608	3,051,059	1,947,175	2,082,623
Interest expense, fees and amortization of offering costs[1]	104,475	403,170	1,681,076	1,100,474	1,338,707
Total expenses	1,117,801	1,075,778	4,732,135	3,047,649	3,421,330
Less fees waived by Manager	(531)	(486)	(2,051)	(965)	(3,646)
Total expenses after fees waived	1,117,270	1,075,292	4,730,084	3,046,684	3,417,684
Net investment income	2,893,550	3,720,494	19,509,297	13,122,744	12,886,953

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(129,977)	(1,136,225)	502,851	(3,742,772)	(3,298,325)
Financial futures contracts	(152,247)	—	(516,412)	(291,045)	(311,870)
	(282,224)	(1,136,225)	(13,561)	(4,033,817)	(3,610,195)
Net change in unrealized appreciation/depreciation on:
Investments	3,817,652	5,587,394	31,014,164	21,418,385	20,933,665
Financial futures contracts	15,180	—	53,214	57,390	58,675
	3,832,832	5,587,394	31,067,378	21,475,775	20,992,340
Net realized and unrealized gain	3,550,608	4,451,169	31,053,817	17,441,958	17,382,145
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$6,444,158	$8,171,663	$50,563,114	$30,564,702	$30,269,098
[1]	Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	35

Statements of Changes in Net Assets	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$2,893,550	$3,050,548
Net realized gain (loss)	(282,224)	853,441
Net change in unrealized appreciation/depreciation	3,832,832	(6,746,189)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	6,444,158	(2,842,200)

Dividends to Common Shareholders From[1]
Net investment income	(3,092,130)	(3,156,624)

Capital Share Transactions
Reinvestment of common dividends	—	54,512

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	3,352,028	(5,944,312)
Beginning of year	61,214,448	67,158,760
End of year	$64,566,476	$61,214,448
Undistributed net investment income, end of year	$622,897	$795,824

BlackRock MuniYield Arizona Fund, Inc. (MZA)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$3,720,494	$3,798,713
Net realized gain (loss)	(1,136,225)	256,297
Net change in unrealized appreciation/depreciation	5,587,394	(7,336,879)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	8,171,663	(3,281,869)

Dividends to Common Shareholders From[1]
Net investment income	(3,821,746)	(3,816,654)

Capital Share Transactions
Reinvestment of common dividends	96,021	194,255

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	4,445,938	(6,904,268)
Beginning of year	62,166,692	69,070,960
End of year	$66,612,630	$62,166,692
Undistributed net investment income, end of year	$784,095	$878,921
[1]	Dividends for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2014

Statements of Changes in Net Assets	BlackRock MuniYield California Fund, Inc. (MYC)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$19,509,297	$19,342,849
Net realized loss	(13,561)	(266,797)
Net change in unrealized appreciation/depreciation	31,067,378	(41,706,382)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	50,563,114	(22,630,330)

Dividends to Common Shareholders From[1]
Net investment income	(20,223,806)	(20,214,466)

Capital Share Transactions
Reinvestment of common dividends	—	648,309

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	30,339,308	(42,196,487)
Beginning of year	319,144,206	361,340,693
End of year	$349,483,514	$319,144,206
Undistributed net investment income, end of year	$3,332,271	$4,038,794

BlackRock MuniYield Investment Fund (MYF)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$13,122,744	$12,847,313
Net realized gain (loss)	(4,033,817)	508,374
Net change in unrealized appreciation/depreciation	21,475,775	(28,251,097)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	30,564,702	(14,895,410)

Dividends to Common Shareholders From[1]
Net investment income	(12,915,682)	(12,908,151)

Capital Share Transactions
Reinvestment of common dividends	—	342,807

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	17,649,020	(27,460,754)
Beginning of year	194,316,815	221,777,569
End of year	$211,965,835	$194,316,815
Undistributed net investment income, end of year	$3,974,674	$3,757,218
[1]	Dividends for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	37

Statements of Changes in Net Assets	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

	Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$12,886,953	$12,676,794
Net realized gain (loss)	(3,610,195)	839,918
Net change in unrealized appreciation/depreciation	20,992,340	(28,435,795)
Distributions to VRDP Shareholders from net realized gain	—	(43,759)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	30,269,098	(14,962,842)

Dividends and Distributions to Common Shareholders From[1]
Net investment income	(12,756,041)	(12,730,155)
Net realized gain	(499,344)	(918,415)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(13,255,385)	(13,648,570)

Capital Share Transactions
Reinvestment of common dividends and distributions	—	950,740

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	17,013,713	(27,660,672)
Beginning of year	213,098,635	240,759,307
End of year	$230,112,348	$213,098,635
Undistributed net investment income, end of year	$4,648,334	$4,468,086
[1]	Dividends for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2014

Statements of Cash Flows

Year Ended July 31, 2014	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)	BlackRock MuniYield Arizona Fund, Inc. (MZA)	BlackRock MuniYield California Fund, Inc. (MYC)	BlackRock MuniYield Investment Fund (MYF)	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$6,444,158	$8,171,663	$50,563,114	$30,564,702	$30,269,098
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(86,903)	13,113	191,780	19,255	509,072
(Increase) decrease variation margin receivable on financial futures contracts	(1,828)	—	(10,358)	(6,281)	(6,421)
Increase in prepaid expenses	(16,308)	(9,160)	(22,344)	(22,634)	(22,754)
(Increase) decrease in cash pledged for financial futures contracts	(96,000)	—	(302,000)	(183,000)	(188,000)
Increase (decrease) in investment advisory fees payable	1,089	1,390	(4,357)	587	5,403
Increase (decrease) in interest expense and fees payable	(817)	(212)	(33,491)	(20,625)	(5,645)
Increase in other accrued expenses payable	7,745	12,967	13,914	11,648	18,056
Decrease in Officer’s and Directors’ fees payable	(234)	(250)	(1,265)	(880)	(907)
Net realized gain (loss) on investments	129,977	1,136,225	(502,851)	3,742,772	3,298,325
Net unrealized gain on investments	(3,817,652)	(5,587,394)	(31,014,164)	(21,418,385)	(20,933,665)
Amortization of premium and accretion of discount on investments	472,072	228,277	2,095,342	826,699	680,865
Proceeds from sales of long-term investments	22,091,535	16,711,685	153,879,345	72,051,162	67,553,801
Purchases of long-term investments	(21,948,172)	(13,509,820)	(123,194,689)	(67,797,753)	(68,357,332)
Net proceeds from sales (purchases) of short-term securities	361,503	(3,446,623)	2,058,386	6,342,108	1,532,079
Net cash provided by operating activities	3,540,165	3,721,861	53,716,362	24,109,375	14,351,975

Cash Used for Financing Activities
Proceeds from TOB trust certificates	4,594,170	—	—	—	—
Repayments of TOB trust certificates	(5,037,751)	—	(33,491,504)	(11,193,734)	(1,111,973)
Cash dividends paid to Common Shareholders	(3,113,179)	(3,725,271)	(20,223,806)	(12,915,682)	(13,241,101)
Increase (decrease) in bank overdraft	—	(2,391)	(7,947)	(6,147)	(6,115)
Increase in amortization of deferred offering costs	19,831	5,801	6,895	6,188	7,214
Net cash used for financing activities	(3,536,929)	(3,721,861)	(53,716,362)	(24,109,375)	(14,351,975)

Cash
Net increase in cash	3,236	—	—	—	—
Cash at beginning of year	—	—	—	—	—
Cash at end of year	$3,236	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and fees	$85,461	$397,581	$1,707,672	$1,114,911	$1,337,138

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	—	96,021	—	—	—

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	39

Financial Highlights	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

	Year Ended July 31,
	2014		2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.54		$15.97	$14.51		$14.50		$12.99
Net investment income[1]	0.69		0.72	0.74		0.87		0.88
Net realized and unrealized gain (loss)	0.84		(1.40)	1.48		(0.03)		1.40
Dividends to AMPS shareholders from net investment income	—		—	(0.02)		(0.10)		(0.10)
Net increase (decrease) from investment operations	1.53		(0.68)	2.20		0.74		2.18
Dividends to Common Shareholders from net investment income[2]	(0.73)		(0.75)	(0.74)		(0.73)		(0.67)
Net asset value, end of year	$15.34		$14.54	$15.97		$14.51		$14.50
Market price, end of year	$13.64		$13.06	$15.80		$12.98		$13.54

Total Return Applicable to Common Shareholders[3]
Based on net asset value	11.40%		(4.38)%	15.73%		5.71%		17.67%
Based on market price	10.27%		(13.18)%	28.00%		1.26%		23.05%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.80%		1.79%	1.82%	[4]	1.23%	[4]	1.20%
Total expenses after fees waived and paid indirectly	1.80%		1.78%	1.81%	[4]	1.22%	[4]	1.12%	[4]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering costs[5]	1.63%	[6]	1.57% [6]	1.57%	[4,6]	1.21%	[4]	1.12%	[4]
Net investment income	4.66%		4.59%	4.86%	[4]	6.16%	[4]	6.30%	[4]
Dividends to AMPS shareholders	—		—	0.11%		0.71%		0.75%
Net investment income to Common Shareholders	4.66%		4.59%	4.75%		5.45%		5.55%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$64,566		$61,214	$67,159		$61,019		$61,010
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—		—	—		$29,632		$29,625
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$29,600		$29,600	$29,600		—		—
Portfolio turnover rate	21%		21%	27%		23%		27%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—		—	—		$76,499		$76,492
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$318,130		$306,806	$326,888		—		—
[1]	Based on average Common Shares outstanding.
[2]	Dividends for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Does not reflect the effect of dividends to AMPS shareholders.
[5]	Interest expense, fees and amortization of offering cost relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[6]	For the years ended July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.14%, 1.13% and 1.18%, respectively.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2014

Financial Highlights	BlackRock MuniYield Arizona Fund, Inc. (MZA)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$13.57	$15.12	$13.38		$13.73		$12.40
Net investment income[1]	0.81	0.83	0.80		0.87		0.93
Net realized and unrealized gain (loss)	0.97	(1.55)	1.77		(0.33)		1.28
Dividends to AMPS shareholders from net investment income	—	—	—		(0.06)		(0.06)
Net increase (decrease) from investment operations	1.78	(0.72)	2.57		0.48		2.15
Dividends to Common Shareholders from net investment income[2]	(0.83)	(0.83)	(0.83)		(0.83)		(0.82)
Net asset value, end of year	$14.52	$13.57	$15.12		$13.38		$13.73
Market price, end of year	$15.00	$13.33	$15.61		$12.83		$13.67

Total Return Applicable to Common Shareholders[3]
Based on net asset value	13.63%	(5.08)%	19.86%		3.92%		17.75%
Based on market price	19.50%	(9.69)%	29.05%		0.09%		13.13%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.69%	1.66%	1.96%		1.52%	[4]	1.25%	[4]
Total expenses after fees waived and paid indirectly	1.69%	1.66%	1.96%		1.52%	[4]	1.24%	[4]
Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.06%	1.03%	1.58%	[6]	1.43%	[4]	1.22%	[4]
Net investment income	5.85%	5.53%	5.62%		6.62%	[4]	6.99%	[4]
Dividends to AMPS shareholders	—	—	—		0.36%		0.44%
Net investment income to Common Shareholders	5.85%	5.53%	5.62%		6.26%		6.56%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$66,613	$62,167	$69,071		$61,086		$62,618
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$38,800
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$37,300	$37,300	$37,300		$37,300		—
Portfolio turnover rate	13%	16%	26%		16%		25%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		—		$65,350
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$278,586	$266,667	$285,177		$263,770		—
[1]	Based on average Common Shares outstanding.
[2]	Dividends for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Does not reflect the effect of dividends to AMPS shareholders.
[5]	Interest expense, fees and amortization of offering cost relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.14%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	41

Financial Highlights	BlackRock MuniYield California Fund, Inc. (MYC)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.96	$16.97	$14.38		$14.76		$13.47
Net investment income[1]	0.91	0.91	0.94		0.95		0.94
Net realized and unrealized gain (loss)	1.46	(1.97)	2.60		(0.37)		1.21
Dividends to AMPS Shareholders from net investment income	—	—	—		(0.03)		(0.03)
Net increase (decrease) from investment operations	2.37	(1.06)	3.54		0.55		2.12
Dividends to Common Shareholders from net investment income[2]	(0.95)	(0.95)	(0.95)		(0.93)		(0.83)
Net asset value, end of year	$16.38	$14.96	$16.97		$14.38		$14.76
Market price, end of year	$14.87	$13.94	$17.31		$13.29		$14.44

Total Return Applicable to Common Shareholders[3]
Based on net asset value	16.87%	(6.61)%	25.45%		4.28%		16.59%
Based on market price	13.86%	(14.68)%	38.46%		(1.49)%		23.51%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.43%	1.46%	1.64%		1.49%	[4]	1.19%	[4]
Total expenses after fees waived	1.42%	1.45%	1.64%		1.49%	[4]	1.18%	[4]
Total expenses after fees waived and excluding interest expense, fees, and amortization of offering costs[5]	0.92%	0.92%	1.21%	[6]	1.16%	[4]	0.99%	[4]
Net investment income	5.88%	5.39%	5.96%		6.76%	[4]	6.53%	[4]
Dividends to AMPS shareholders	—	—	—		0.18%		0.22%
Net investment income to Common Shareholders	5.88%	5.39%	5.96%		6.58%		6.31%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$349,484	$319,144	$361,341		$306,280		$314,326
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$105,950
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$105,900	$105,900	$105,900		$105,900		—
Portfolio turnover rate	23%	27%	48%		33%		41%
Asset coverage per AMPS at $25,000 liquidation preference, end of year (000)	—	—	—		—		$99,173
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$430,013	$401,364	$441,209		$389,216		—
[1]	Based on average Common Shares outstanding.
[2]	Dividends for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Does not reflect the effect of dividends to AMPS Shareholders.
[5]	Interest expense and fees relate to TOBs and VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2014

Financial Highlights	BlackRock MuniYield Investment Fund (MYF)

	Year Ended July 31,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.26	$16.30	$13.71		$14.26		$12.95
Net investment income[1]	0.96	0.94	0.93		0.97		0.96
Net realized and unrealized gain (loss)	1.29	(2.03)	2.60		(0.58)		1.18
Dividends to AMPS shareholders from net investment income	—	—	—		(0.02)		(0.02)
Net increase (decrease) from investment operations	2.25	(1.09)	3.53		0.37		2.12
Dividends to Common Shareholders from net investment income[2]	(0.95)	(0.95)	(0.94)		(0.92)		(0.81)
Net asset value, end of year	$15.56	$14.26	$16.30		$13.71		$14.26
Market price, end of year	$14.56	$13.55	$16.52		$13.08		$14.36

Total Return Applicable to Common Shareholders[3]
Based on net asset value	16.75%	(7.14)%	26.55%		2.97%		17.12%
Based on market price	14.98%	(12.94)%	34.44%		(2.45)%		30.32%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52%	1.55%	1.66%		1.45%	[4]	1.26%	[4]
Total expenses after fees waived	1.52%	1.55%	1.66%		1.45%	[4]	1.26%	[4]
Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.97%	0.97%	1.22%	[6]	1.14%	[4]	1.02%	[4]
Net investment income	6.56%	5.82%	6.19%		7.22%	[4]	6.92%	[4]
Dividends to AMPS shareholders	—	—	—		0.15%		0.18%
Net investment income to Common Shareholders	6.56%	5.82%	6.19%		7.07%		6.74%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$211,966	$194,317	$221,778		$186,127		$193,270
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		—		$59,475
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$59,400	$59,400	$59,400		$59,400		—
Portfolio turnover rate	18%	33%	34%		27%		41%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		—		$106,242
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$456,845	$427,133	$473,363		$413,346		—
[1]	Based on average Common Shares outstanding.
[2]	Dividends for annual periods determined in accordance with federal income tax regulations.
[3]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Does not reflect the effect of dividends to AMPS shareholders.
[5]	Interest expense and fees relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[6]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2014	43

Financial Highlights	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

	Year Ended July 31,
	2014	2013	2012	2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.92	$16.92	$14.84	$15.24		$14.13
Net investment income[1]	0.90	0.89	0.86	0.92		1.00
Net realized and unrealized gain (loss)	1.21	(1.94)	2.11	(0.41)		1.00
Distributions to VRDP Shareholders from net realized gain	—	(0.00)[2]	—	—		—
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.03)		(0.04)
Net increase (decrease) from investment operations	2.11	(1.05)	2.97	0.48		1.96
Dividends and distributions to Common Shareholders from:[3]
Net investment income	(0.89)	(0.89)	(0.89)	(0.88)		(0.85)
Net realized gain	(0.03)	(0.06)	—	—		—
Total dividends and distributions	(0.92)	(0.95)	(0.89)	(0.88)		(0.85)
Net asset value, end of period	$16.11	$14.92	$16.92	$14.84		$15.24
Market price, end of year	$14.67	$13.74	$17.07	$13.53		$15.19

Total Return Applicable to Common Shareholders[4]
Based on net asset value	15.27%	(6.51)%	20.72%	3.55%		14.34%
Based on market price	13.99%	(14.66)%	33.59%	(5.28)%		19.38%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.57%	1.48%	1.61%	1.26%	[5]	1.01%	[5]
Total expenses after fees waived	1.57%	1.48%	1.60%	1.25%	[5]	1.00%	[5]
Total expenses after fees waived and excluding interest expense and fees, and amortization of offering costs[6]	0.95%	0.92%	1.28% [7]	1.14%	[5]	0.98%	[5]
Net investment income	5.89%	5.32%	5.41%	6.26%	[5]	6.71%	[5]
Dividends to AMPS Shareholders	—	—	—	0.23%		0.30%
Net investment income to Common Shareholders	5.89%	5.32%	5.41%	6.03%		6.41%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$230,112	$213,099	$240,759	$211,121		$216,433
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$102,200
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$102,200	$102,200	$102,200	$102,200		—
Portfolio turnover rate	19%	7%	23%	18%		15%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$77,946
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$325,159	$308,511	$335,577	$306,576		—
[1]	Based on average Common Shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Dividends and distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[5]	Does not reflect the effect of dividends to AMPS Shareholders.
[6]	Interest expense, fees and amortization of offering cost relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
[7]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.93%.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements

1. Organization:

BlackRock Muni New York Intermediate Duration Fund, Inc. (“MNE”), BlackRock MuniYield Arizona Find, Inc., (“MZA”), Blackrock MuniYield California Fund, Inc. (“MYC”), BlackRock MuniYield Investment Fund (“MYF”) and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) (collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. MNE, MZA, MYC and MYJ are organized as Maryland corporations. MYF is organized as a Massachusetts business trust. The Board of Directors and Board of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

ANNUAL REPORT	JULY 31, 2014	45

Notes to Financial Statements (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and director’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended July 31, 2014, no TOBs in which the Funds participated were terminated without the consent of the Funds.

46	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Fund typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at July 31, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds at July 31, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At July 31, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability For TOB Trust Certificates	Range of Interest Rates
MNE	$10,574,191	$5,759,171	0.06%—0.11%
MZA	$7,390,544	$3,330,000	0.06%—0.07%
MYC	$174,904,206	$83,283,292	0.06%—0.09%
MYF	$148,832,377	$75,865,362	0.06%—0.31%
MYJ	$68,782,004	$39,553,519	0.06%—0.31%

For the year ended July 31, 2014, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MNE	$5,887,920	0.59%
MZA	$3,330,000	0.60%
MYC	$103,052,369	0.59%
MYF	$76,750,918	0.64%
MYJ	$39,574,522	0.71%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (e.g., interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

ANNUAL REPORT	JULY 31, 2014	47

Notes to Financial Statements (continued)

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2014
		Value
		Derivative Assets
	Statements of Assets and Liabilities Location	MNE	MYC	MYF	MYJ
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$15,180	$53,214	$57,390	$58,675

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2014
	Net Realized Gain (Loss) From		Net Change in Unrealized Appreciation/ Depreciation on
	MNE	MYC	MNE	MYC
Interest rate contracts:
Financial futures contracts	$(152,247)	$(516,412)	$15,180	$53,214

	MYF	MYJ	MYF	MYJ
Interest rate contracts:
Financial futures contracts	$(291,045)	$(311,870)	$57,390	$58,675

For the year ended July 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MNE		MZA	MYC	MYF	MYJ
Financial futures contracts:
Average number of contracts purchased	25	[2]	—	—	—	—
Average number of contracts sold	47		—	230	155	168
Average notional value of contracts purchased	$3,097,979	[2]	—	—	—	—
Average notional value of contracts sold	$5,916,387		—	$28,871,777	$19,440,559	$21,041,867

[2]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

48	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	MNE	MZA	MYC	MYF	MYJ
Investment advisory fee	0.55%	0.50%	0.50%	0.50%	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. These amounts waived are shown as fees waved by Manager in the Statements of Operations.

Prior to July 1, 2014, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, served as a sub-advisor to each Fund pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Fund to the Manager under the Investment Advisory Agreements. Effective July 1, 2014, the sub-advisory agreements between the Manager and BIM, with respect to each Fund, expired.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended July 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	MYC	MYF
Purchases	$1,593,438	—
Sales	$4,853,422	$2,805,356

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2014, were as follows:

	MNE	MZA	MYC	MYF	MYJ
Purchases	$20,914,606	$13,509,820	$121,090,123	$59,642,647	$68,357,332
Sales	$20,534,982	$16,538,052	$159,251,304	$69,257,250	$67,553,801

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended July 31, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application of the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

ANNUAL REPORT	JULY 31, 2014	49

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2014, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, and the reclassification of distributions were reclassified to the following accounts:

	MNE	MZA	MYC	MYF	MYJ
Paid-in capital	$(25,661)	$(6,470)	$(8,797)	$(7,255)	$(9,051)
Undistributed net investment income	$25,653	$6,426	$7,986	$10,394	$49,336
Accumulated net realized loss	$8	$44	$811	$(3,139)	$(40,285)

The tax character of distributions paid was as follows:

		MNE	MZA	MYC	MYF	MYJ
Tax-exempt income[1]	7/31/14	$3,131,608	$4,198,022	$21,293,193	$13,515,380	$13,763,483
	7/31/13	3,230,525	4,218,308	21,361,362	13,550,755	13,747,730
Ordinary income[2]	7/31/14	4,402	383	—	128	137,279
	7/31/13	2,002	2,305	—	697	64,566
Long-term capital gain[3]	7/31/14	—	—	—	—	403,623
	7/31/13	—	—	—	—	962,174
Total	7/31/14	$3,136,010	$4,198,405	$21,293,193	$13,515,508	$14,304,385
	7/31/13	$3,232,527	$4,220,613	$21,361,362	$13,551,452	$14,774,470

[1]	The Funds designate these amounts paid during the fiscal year ended July 31, 2014, as exempt-interest dividends.
[2]	Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital gain dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
[3]	The Fund designates the amount paid during the fiscal year ended July 31, 2014, as a capital gain dividend.

As of July 31, 2014, the tax components of accumulated net earnings were as follows:

	MNE	MZA	MYC	MYF	MYJ
Undistributed tax-exempt income	$457,894	$796,548	$3,483,855	$3,226,586	$4,103,637
Undistributed ordinary income	3,398	168	146	170	—
Capital loss carryforwards	(856,860)	(2,021,176)	(2,574,270)	(13,173,373)	(2,359,182)
Net unrealized gains[4]	5,368,591	6,987,521	46,581,140	32,418,550	23,990,974
Qualified late-year losses[5]	—	—	—	(241,307)	(1,203,003)
Total	$4,973,023	$5,763,061	$47,490,871	$22,230,626	$24,532,426

[4]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the deferral of compensation to Directors and the treatment of residual interest in tender option bond trusts.
[5]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MNE	MZA	MYC	MYF	MYJ
2018	$750,672	$816,347	$758,242	$7,205,475	—
2019	—	68,648	—	—	—
No expiration date[6]	106,188	1,136,181	1,816,028	5,967,898	$2,359,182
Total	$856,860	$2,021,176	$2,574,270	$13,173,373	$2,359,182

[6]	Must be utilized prior to losses subject to expiration.

As of July 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MNE	MZA	MYC	MYF	MYJ

Tax cost	$87,782,291	$96,407,270	$401,599,242	$235,647,371	$306,132,493
Gross unrealized appreciation	$5,958,361	$7,056,310	$46,592,924	$33,238,193	$25,358,169
Gross unrealized depreciation	(589,770)	(68,789)	(11,783)	(819,645)	(1,364,668)
Net unrealized appreciation	$5,368,591	$6,987,521	$46,581,141	$32,418,548	$23,993,501
50	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

8. Concentration, Market and Credit Risk:

MNE, MZA, MYC and MYJ invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or U.S. territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of July 31, 2014, MNE and MYF invested a significant portion of their assets in securities in the county/city/special district/school district and transportation sectors. MYC and MZA invested a significant portion of their assets in securities in the county/city/special district/school district and utilities sectors. MYJ invested a significant portion of its assets in securities in the transportation and state sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, ”covered funds“, as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Funds. Any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares (unlimited number of shares for MYF), all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10, except for MYF, which is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders. MYF is authorized to issue 1 million Preferred Shares, including AMPS.

ANNUAL REPORT	JULY 31, 2014	51

Notes to Financial Statements (continued)

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended	MNE	MZA	MYC	MYF	MYJ
July 31, 2014	—	6,529	—	—	—
July 31, 2013	3,405	12,706	37,874	20,747	55,771

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Funds’ Common Shares or the repurchase of the Funds’ Common Shares if the Funds fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MNE, MZA, MYC, MYF and MYJ (collectively, the ”VRDP Funds“), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the ”Securities Act“) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of the year ended July 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MNE	9/15/11	296	$29,600,000	10/01/41
MZA	5/19/11	373	$37,300,000	6/01/41
MYC	5/19/11	1,059	$105,900,000	6/01/41
MYF	5/19/11	594	$59,400,000	6/01/41
MYJ	4/21/11	1,022	$102,200,000	5/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that required a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between each of MZA, MYC, MYF and MYJ and the liquidity provider is scheduled to expire on July 9, 2015 unless renewed or terminated in advance.

The initial fee agreement between MNE and the liquidity provider was for a 364 day term and was scheduled to expire on September 15, 2012 and subsequently extended until March 15, 2013, unless renewed or terminated in advance. On November 29, 2012, MNE entered into a new fee agreement with an alternate liquidity provider. The new fee agreement is for a two year term and is scheduled to expire on December 4, 2014, unless renewed or terminated in advance. The change in liquidity provider resulted in a mandatory tender of MNE’s VRDP Shares on November 28, 2012 which were successfully remarketed by the remarketing agent.

52	ANNUAL REPORT	JULY 31, 2014

Notes to Financial Statements (continued)

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Funds’ custodians to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, the VRDP Funds are required to begin to segregate liquid assets with the Funds’ custodians to fund the redemption. In addition, the VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of VRDP Shares prior to the initial termination date of the fee agreement, MNE must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate se weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2014, the VRDP Shares were assigned a long-term rating of Aa2 for MNE, MZA, MYC and MYJ and Aa1 for MYF from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of July 31, 2014, the short-term ratings of the liquidity provider and the VRDP Shares for MNE were P1, F1, and A1 as rated by Moody’s Fitch and S&P, respectively. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares for MZA, MYC, MYF and MYJ were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

For financial reporting purposes, VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the VRDP Shares that were tendered for remarketing during the year ended July 31, 2014, were successfully remarked.

The annualized dividend rates for the VRDP Shares for the year ended July 31, 2014 were as follows:

	MNE	MZA	MYC	MYF	MYJ
Rate	0.15%	1.01%	1.01%	1.01%	1.01%

VRDP Shares issued and outstanding remained constant for the year ended July 31, 2014.

On June 21, 2012, MZA, MYC, MYF and MYJ announced a special rate period for a three-year term ending June 24, 2015 with respect to their VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MZA, MYC, MYF and MYJ are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MZA, MYC, MYF and MYJ will not pay any liquidity and remarketing fees during the special rate period and instead will

ANNUAL REPORT	JULY 31, 2014	53

Notes to Financial Statements (concluded)

pay dividends monthly based on the sum of the SIFMA Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If MZA, MYC, MYF and MYJ redeem their VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium (up to 3% of the liquidation preference) payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and MZA, MYC, MYF and MYJ may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider, which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend in the following amounts per share on September 2, 2014 to Common Shareholders of record on August 15, 2014:

Common Dividend Per Share
MNE	$0.057500
MZA	$0.069500
MYC	$0.079000
MYF	$0.079000
MYJ	$0.075000

Additionally the Funds declared a net investment income dividend on September 2, 2014 payable to Common Shareholders of record on September 15, 2014 for the same amounts noted above.

The dividends declared on VRDP Shares for the period August 1, 2014 to August 28, 2014 were as follows:

	Preferred Shares	Series	Dividends Declared
MNE	VRDP Shares	W-7	$ 3,317
MZA	VRDP Shares	W-7	$31,741
MYC	VRDP Shares	W-7	$90,117
MYF	VRDP Shares	W-7	$50,547
MYJ	VRDP Shares	W-7	$86,968
54	ANNUAL REPORT	JULY 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock MuniYield Investment Fund and to the Shareholders and Board of Directors of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., and BlackRock MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund and BlackRock MuniYield New Jersey Fund, Inc. (collectively the “Funds”), including the schedules of investments, as of July 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund and BlackRock MuniYield New Jersey Fund, Inc., as of July 31, 2014, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
September 24, 2014

ANNUAL REPORT	JULY 31, 2014	55

Disclosure of Investment Advisory Agreements

The Board of Directors or Trustees, as applicable, (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Muni New York Intermediate Duration Fund, Inc. (“MNE”), BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock MuniYield California Fund, Inc. (“MYC”), BlackRock MuniYield Investment Fund (“MYF”) and BlackRock MuniYield New Jersey Fund, Inc., (“MYJ” and together with MNE, MZA, MYC and MYF, each a “Fund,” and, collectively, the “Funds”) met in person on May 9, 2014 (the “May Meeting”) and June 5-6, 2014 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. At the June Meeting, it was noted that the sub-advisory agreement among the Manager, BlackRock Investment Management, LLC and each Fund would expire effective July 1, 2014. It was also noted that the non-renewal of each Fund’s sub-advisory agreement would not result in any change in the nature or quality of services provided to such Fund, or in the portfolio management team that serves such Fund. The Manager is referred to herein as “BlackRock.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Advisory Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Advisory Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Advisory Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including, as applicable, investment management, administrative, and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Advisory Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the

Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any overperformance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective, policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); investment professional investment in funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the Funds; services provided to the Funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each Fund considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, each Fund has redeemed 100% of its outstanding AMPS.

Board Considerations in Approving the Advisory Agreements

The Approval Process: Prior to the May Meeting, the Boards requested and received materials specifically relating to the Advisory Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the May Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as

56	ANNUAL REPORT	JULY 31, 2014

Disclosure of Investment Advisory Agreements (continued)

compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Advisory Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the May Meeting, the Boards reviewed materials relating to their consideration of the Advisory Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Fund for a one-year term ending June 30, 2015. In approving the continuation of the Advisory Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the May Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in that Fund’s applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its

ANNUAL REPORT	JULY 31, 2014	57

Disclosure of Investment Advisory Agreements (continued)

methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of MNE noted that for the one-, three- and five-year periods reported, MNE ranked in the fourth, second and second quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MNE in that it measures a blend of total return and yield.

The Board of MYJ noted that for the one-, three- and five-year periods reported, MYJ ranked in the third, second and second quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MYJ in that it measures a blend of total return and yield.

The Board of each of MNE and MYJ and BlackRock reviewed and discussed the reasons for its respective Fund’s underperformance during the one-year period and noted that they will monitor the Fund’s performance.

The Board of MZA noted that for each of the one-, three- and five-year periods reported, MZA ranked first out of two funds against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MZA in that it measures a blend of total return and yield.

The Board of MYC noted that for each of the one-, three- and five-year periods reported, MYC ranked in the third quartile against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MYC in that it measures a blend of total return and yield. The Board of MYC and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. MYC’s Board was informed that, among other things, the Fund has historically been restricted from investing in non-investment grade securities. Consequently, under normal circumstances, the Fund typically invested in a greater degree of higher quality holdings relative to its peers. In times of credit spread tightening, the Fund typically did not benefit as much as peers with a high yield overweight. This factor also detracts from the Fund’s ability to generate higher income. The Fund’s investment guidelines have been updated, effective July 1, 2013, to allow the Fund to invest up to 20% of its total assets in securities rated below investment grade at the time of purchase. Also, in past periods, the Fund held a higher relative level of cash reserves in order to maintain a defensive posture during periods of defensive strategic posturing. This has served the Fund well in protecting NAV, but did lead to underperformance in terms of relative yield.

The Board of MYF noted that for the one-, three- and five-year periods reported, MYF ranked in the fourth, second and third quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MYF in that it measures a blend of total return and yield. The Board of MYF and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and five-year periods. MYF’s Board was informed that, among other things, underperformance is attributed to the Fund’s below market distribution yield for the one- and five-year periods. Impacting performance during the one-year period was the Fund’s large leverage and duration position compared to its peers, given the rising rate environment. Holdings in health care, transportation and higher quality university bonds also contributed to poor performance. One disadvantage the Fund has had versus its Customized Lipper Peer Group Composite is that its investment guidelines have historically not allowed it to purchase securities that are non-investment grade, which provides peer funds with additional yield. The Fund’s investment guidelines have been updated, effective July 1, 2013, to allow the Fund to invest up to 20% of its total assets in securities rated below investment grade at the time of purchase.

The Board of MYC and MYF and BlackRock also discussed BlackRock’s strategy for improving its respective Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2013 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards

58	ANNUAL REPORT	JULY 31, 2014

Disclosure of Investment Advisory Agreements (concluded)

considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Advisory Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board of MNE noted that MNE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to MNE’s Expense Peers.

The Board of each of MZA, MYC and MYJ noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

The Board of MYF noted that MYF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to MYF’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Advisory Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that their Fund’s fees and expenses are too high or if they are dissatisfied with the performance of their Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and its Fund for a one-year term ending June 30, 2015. Based upon their evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Advisory Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Advisory Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	JULY 31, 2014	59

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MNE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MZA, MYC, MYF and MYJ that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A., through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

60	ANNUAL REPORT	JULY 31, 2014

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Richard E. Cavanagh 1946	Chairman of the Board and Director	Since 2007
Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				82 RICs consisting of 82 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.
				82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director and Member of the Audit Committee	Since 2011
Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.
				82 RICs consisting of 82 Portfolios	None
Frank J. Fabozzi[4] 1948	Director and Member of the Audit Committee	Since 2007
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
				115 RICs consisting of 237 Portfolios	None
Kathleen F. Feldstein 1941	Director	Since 2007
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.
				82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007
Trustee, Ursinus College since 2000; Director, Ducks Unlimited, Inc. (conservations) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.
				82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
ANNUAL REPORT	JULY 31, 2014	61

Officers and Directors (continued)
Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
W. Carl Kester 1951	Director and Member of the Audit Committee	Since 2007
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
				82 RICs consisting of 82 Portfolios	None

[1] The address of each Director and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2] Independent Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof. In 2013, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[3] Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4] Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.

Interested Directors[5]
Paul L. Audet 1953	President[6] and Director	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				144 RICs consisting of 344 Portfolios	None
Henry Gabbay 1947	Director	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				115 RICs consisting of 237 Portfolios	None

[5] Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Directors of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding a good cause thereof.

[6] For MYF.
62	ANNUAL REPORT	JULY 31, 2014

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President[3] and Chief Executive Officer	Since 2011
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 1977	Vice President	Since 2009
Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group from 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014
Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Director and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Boards.

Effective June 6, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians State Street Bank and Trust Company[3] Boston, MA 02110 The Bank of New York Mellon[4] New York, NY 10286	VRDP Tender and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Liquidity Providers Barclays Bank PLC[3] New York, NY 10019 Citibank, N.A.[4] New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

	Transfer Agent Common Shares Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agent Barclays Capital, Inc.[3] New York, NY 10019 Citigroup Global Markets Inc.[4] New York, NY 10179	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036 Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809
[3]	For MNE.
[4]	For all Funds except MNE.
ANNUAL REPORT	JULY 31, 2014	63

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2014 for shareholders of record on June 3, 2014, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MNE	3,470,790	232,575	0	3,470,790	232,575	0	3,470,790	232,575	0
MZA	4,170,336	57,642	0	4,169,420	58,558	0	4,169,420	58,558	0
MYC	17,832,142	729,522	0	17,819,001	742,663	0	17,881,248	680,416	0
MYF	12,253,234	343,778	0	12,239,582	357,430	0	12,242,703	354,309	0
MYJ	12,707,120	194,882	0	12,723,050	178,952	0	12,635,660	266,342	0

	Frank J. Fabozzi[1]			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MNE	226	0	0	3,384,284	319,081	0	3,323,511	379,854	0
MZA	373	0	0	4,122,095	105,883	0	4,123,350	104,628	0
MYC	1,059	0	0	17,829,425	732,239	0	17,803,658	758,006	0
MYF	594	0	0	12,222,194	374,818	0	12,226,397	370,615	0
MYJ	1,022	0	0	12,678,894	223,108	0	12,702,406	199,596	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MNE	3,470,790	232,575	0	3,323,511	379,854	0	3,457,290	246,075	0
MZA	4,169,420	58,558	0	4,126,298	101,680	0	4,166,833	61,145	0
MYC	17,817,851	743,813	0	17,835,448	726,216	0	17,841,505	720,159	0
MYF	12,242,665	354,347	0	12,225,151	371,861	0	12,238,822	358,190	0
MYJ	12,708,828	193,174	0	12,691,405	210,597	0	12,602,712	299,290	0

	W. Carl Kester[1]			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MNE	226	0	0	3,531,562	171,803	0
MZA	373	0	0	4,165,156	62,822	0
MYC	1,059	0	0	17,828,694	732,970	0
MYF	594	0	0	12,262,407	334,605	0
MYJ	1,022	0	0	12,741,446	160,556	0

1 Voted on by holders of preferred shares only

64	ANNUAL REPORT	JULY 31, 2014

Additional Information (continued)

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	JULY 31, 2014	65

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

Effective July 1, 2013, each of MYC, MYF and MYJ no longer restricts its investments to long-term municipal obligations that are rated investment grade at time of purchase; instead each of MYC, MYF and MYJ may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at time of purchase. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, though high yielding, are characterized by high risk and subject to greater market fluctuations than certain lower yielding, higher rated securities. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Below investment grade securities may also be less liquid than higher rated securities and more susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Except as described above, during the period there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 882-0052.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

66	ANNUAL REPORT	JULY 31, 2014

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2014	67

This report is intended for existing shareholders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MY5-7/14-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

2

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Arizona Fund, Inc.	$27,463	$27,463	$0	$0	$8,800	$8,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

3

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Arizona Fund, Inc.	$8,800	$8,800

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)    The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)   Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

4

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2014.

(a)(1) The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, CFA, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, CFA, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 1999, 2006 and 2006, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of MLIM from 1999 to 2006.
Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

5

(a)(2) As of July 31, 2014:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr., CFA	64	0	0	0	0	0
	$26.25 Billion	$0	$0	$0	$0	$0
Michael Kalinoski, CFA	12	0	0	0	0	0
	$8.00 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	64	0	0	0	0	0
	$26.25 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must

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be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2014:

Portfolio Manager Compensation Overview

 The discussion below describes the portfolio managers’ compensation as of July 31, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor's Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a

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number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

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(a)(4) Beneficial Ownership of Securities – As of July 31, 2014.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr., CFA	None
Michael Kalinoski, CFA	None
Walter O’Connor, CFA	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Arizona Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Arizona Fund, Inc.

Date: October 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Arizona Fund, Inc.

Date: October 1, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Arizona Fund, Inc.

Date: October 1, 2014

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